QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MOLSON COORS BREWING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Molson Coors Brewing Company

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

on

May 17, 2006

        The Annual Meeting of Stockholders of MOLSON COORS BREWING COMPANY will be held at 9:00 a.m. local time on May 17, 2006 at the Westin Tabor Center Hotel, 1672 Lawrence Street, Denver, Colorado, USA, for the following purposes:

  (1)
  To elect 14 directors;

  (2)
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006; and

  (3)
  To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

        In accordance with the Bylaws and action of the Board of Directors, stockholders of record at the close of business on March 31, 2006, will be entitled to notice of, and to vote at, the meeting and any and all adjournments or postponements thereof.

By order of the Board of Directors,

Samuel D. Walker
Senior Vice President, Chief Legal Officer and Secretary

April 25, 2006

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy or voting instruction card.

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MOLSON COORS BREWING COMPANY, a Delaware corporation ("Molson Coors" or the "Company"), for use at the Annual Meeting of Stockholders, which will be held at 9:00 a.m. local time, Wednesday, May 17, 2006 at the Westin Tabor Center Hotel, 1672 Lawrence Street, Denver, Colorado, USA, and at any and all adjournments or postponements of that meeting. This proxy statement and the enclosed proxy or voting instruction card are being sent to stockholders on or about April 25, 2006. Molson Coors has dual executive offices located at 1225 17th Street, Suite 3200, Denver, Colorado 80202 and 1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5.

BACKGROUND

Voting Securities

        The outstanding classes of Molson Coors capital stock include its Class A common stock and Class B common stock. In addition, Molson Coors has outstanding, one share of special Class A voting stock and one share of special Class B voting stock, through which the holders of Class A exchangeable shares and Class B exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and subsidiary of Molson Coors ("Exchangeco"), may exercise their voting rights with respect to Molson Coors. The exchangeable shares were issued in connection with the February 2005 merger of Molson Inc. ("Molson") and Adolph Coors Company ("Coors"), pursuant to which Coors changed its name to Molson Coors Brewing Company (the "Merger"). These shares were issued to certain holders of Molson shares in lieu of receiving shares of Molson Coors Class A and/or Class B common stock. The special voting stock provides a mechanism for holders of exchangeable shares, which are intended to be substantially the economic equivalent of the Molson Coors common stock, to vote with the corresponding class of Molson Coors common stock. The special Class A and Class B voting stock are entitled to one vote for each Exchangeco Class A and Class B exchangeable share, respectively, excluding shares held by Molson Coors, and generally vote together with the Class A common stock and Class B common stock, respectively, on all matters on which the Class A common stock and Class B common stock are entitled to vote. This structure provides voting rights to a holder of the exchangeable shares through a voting trust arrangement. The trustee holder of the special Class A voting stock and the special Class B voting stock has the right to cast a number of votes equal to the number of then-outstanding Class A exchangeable shares and Class B exchangeable shares, respectively, but will only cast a number of votes equal to the number of Class A exchangeable shares and Class B exchangeable shares as to which it has received voting instructions from the owners of record of those Class A exchangeable shares and Class B exchangeable shares, respectively (other than Molson Coors), on the relevant record date.

        Except in the limited circumstances provided in the certificate of incorporation, including the right of the holders of the Class B common stock and special Class B voting stock, voting together as a single class, to elect three directors to the Board, the right to vote for all purposes is vested exclusively in the holders of the Class A common stock and special Class A voting stock, voting together as a single class. The holders of Class A common stock are entitled to one vote for each share held, without the right to cumulate votes for the election of directors. The Adolph Coors Jr. Trust dated September 12, 1969 (the "Coors Trust"), which held approximately 39.62% of the voting power of the Molson Coors Class A common stock as of March 31, 2006, and Pentland Securities (1981) Inc. and its subsidiary (collectively "Pentland"), which held approximately 39.7% of the voting power of Molson Coors Class A common stock as of March 31, 2006, are parties to voting trust agreements combining their voting power over the Molson Coors Class A common stock and Exchangeco Class A exchangeable shares they own. Pursuant to the voting trust agreements, the Coors Trust has deposited into the trust arrangements all of its shares of Molson Coors Class A common stock, and Pentland has deposited into the trust arrangements all of its Exchangeco Class A exchangeable shares and Molson Coors Class A common stock. These shares, together with any other shares deposited into the trust, will be voted as a block by the trustees in the manner described in the voting trust agreements.

        At the close of business on March 31, 2006, the record date for the annual meeting, there were outstanding 1,346,586 shares of Class A common stock and 62,565,245 shares of Class B common stock, 1 share of special Class A voting stock (representing 1,833,234 Exchangeco Class A exchangeable shares) and 1 share of special Class B voting stock (representing 20,054,693 Exchangeco Class B exchangeable shares). Only stockholders of record at the close of business on March 31, 2006 are entitled to vote at the annual meeting.

INFORMATION FOR HOLDERS OF EXCHANGECO STOCK

        Through a voting trust arrangement, holders of Exchangeco Class A and Class B exchangeable shares are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock. The exchangeable shares (and ancillary rights thereto) provide holders thereof with dividend and other rights which are substantially the economic equivalent of those shares of the corresponding classes of Molson Coors common stock.

        The exchangeable shares are non-voting (except as required by the provisions attaching to the exchangeable shares or by applicable law) with respect to Exchangeco. Therefore, this proxy statement and the proxy solicitation materials relate solely to Molson Coors. There will not be a separate Exchangeco annual meeting of the holders of exchangeable shares. You will not receive a notice of an annual meeting of the stockholders of Exchangeco, nor will you receive an information circular or proxy for an annual meeting of the stockholders of Exchangeco.

        In light of the fact that the value of the exchangeable shares, determined through dividend and dissolution entitlements and capital appreciation, is determined by reference to the consolidated financial performance and condition of Molson Coors rather than Exchangeco, information respecting Exchangeco (otherwise than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares.

        Holders of exchangeable shares effectively have a participating interest in Molson Coors and not a participating interest in Exchangeco and it is therefore the information relating to Molson Coors that is directly relevant to the holders of exchangeable shares voting in connection with the matters to be transacted at the annual meeting.

        If you hold Class A and/or Class B exchangeable shares, please see the section entitled "Information About the Annual Meeting—Voting Instructions for Class A and Class B Exchangeable Shares" below and the enclosed proxy card for details on how to vote.

INFORMATION ABOUT THE ANNUAL MEETING

Quorum

        The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present with respect to a matter, the annual meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting. Shares held by Molson Coors in treasury do not count toward a quorum.

Required Vote

        The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our certificate of incorporation and bylaws. The directors to be elected at the annual meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote or a broker non-vote (defined below) will have no effect on the outcome of the election. The ratification of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm will be approved if the votes cast by holders of Class A common voting stock and Class A exchangeable shares favoring the ratification exceed the votes cast opposing the ratification.

Abstentions

        Abstentions and broker non-votes (defined below) are counted for the purpose of determining whether a quorum is present at the annual meeting. For the purpose of determining whether a proposal (except for the election of directors) has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

Voting by Proxy for Class A and Class B Common Stock

        You may vote by either: (1) following the internet or telephone voting instructions on the enclosed proxy card; or (2) dating and signing the enclosed proxy card and promptly returning it by mail in the postage-paid envelope provided (which must be received in time to be voted at the meeting). A signed and completed proxy card received by Molson Coors prior to or at the annual meeting will be voted as instructed. If your broker or other nominee holds your shares in its name, carefully follow the instructions given to you by your broker or other intermediary to ensure that your shares are properly voted.

Voting of Proxies

        All properly executed proxies that Molson Coors receives prior to the vote at the annual meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxy card. If you submit a validly executed proxy without providing direction, the proxy will be voted in favor of approval of the proposals (except for broker non-votes, which are discussed below).

        Brokers holding shares in "street name" may vote the shares only if you provide them with instructions on how to vote. Brokers will direct you on how to instruct them to vote your shares or submit a proxy or give voting instructions. If your shares are held in "street name," your broker or nominee may permit you to instruct them how to vote by telephone or via the internet. Please check your voting instruction card or contact your broker or nominee to determine whether these methods are available to you.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients (who are the beneficial owners of the shares), brokers have discretion to vote the shares on routine matters but not on non-routine matters. A "broker non-vote" occurs when a broker does not have discretionary voting authority and has not received instructions from the beneficial owners of the shares. Broker non-votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted as votes in favor of approval for purposes of determining whether a proposal has been approved.

        Failing to return your proxy or attend the annual meeting will reduce the number of votes cast at the annual meeting and may contribute to a lack of a quorum. Consequently, we urge you to return the enclosed proxy card with your vote marked, or to vote using one of the other available methods.

        Molson Coors does not expect that any matter or proposal other than the proposals described in this document will be brought before the annual meeting or any adjournment. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters on which the grantor of the proxy is entitled to vote.

Revocation of Proxies

        You can change your vote at any time before your proxy is voted at the annual meeting. If you are a registered holder, you can do this in one of three ways.

  •
  First, before the annual meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Molson Coors at the address specified below.

  •
  Second, you can complete and submit a later-dated proxy card.

  •
  Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting alone will not revoke your proxy; rather, you must also vote at the annual meeting in order to revoke your previously submitted proxy.

        If you want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202, Telephone: 303-277-3500, Facsimile: 303-277-2601. If you have instructed a broker to vote your shares and wish to change your vote, you must follow directions received from your broker to change those instructions.

Voting Instructions for Class A and Class B Exchangeable Shares

        As discussed above, holders of Exchangeco Class A and Class B exchangeable shares (other than Molson Coors) are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock through a voting trust arrangement. If you hold Class A and/or Class B exchangeable shares as of the record date, you may provide voting instructions to CIBC Mellon Trust Company, as trustee, by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m., Montréal time, on May 12, 2006. If you do not send instructions and do not otherwise attend the meeting to vote in person as discussed below, the trustee will not be able to vote your Class A and/or Class B exchangeable shares. You may revoke previously given voting instructions prior to 5:00 p.m., Montréal time, on May 12, 2006, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date. For additional information, please refer to your proxy card.

Voting in Person

        You may come to the annual meeting and cast your vote there; however, we urge you to complete and return the proxy card accompanying this proxy statement whether or not you plan to attend. If you are a holder of record of Class A and/or Class B common stock and plan to attend the annual meeting, please indicate this when you submit your proxy card. When you arrive at the annual meeting, you will be asked to present photo identification, such as a driver's license.

        If you are a beneficial owner of Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held in nominee name in person, you must get a written proxy in your name from the broker, bank or other nominee that holds your shares.

        Stockholders whose shares of voting stock are held in "street name" must either direct the record holder of their shares as to how to vote their shares of voting stock or obtain a proxy from the record holder to vote at the meeting. Street name stockholders should check the voting instruction cards used by their brokers, banks or nominees for specific instructions on methods of voting, including by telephone or via the internet. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

        A representative of CIBC Mellon Trust Company, as trustee for the shares of Exchangeco, will be present at the annual meeting to receive votes from holders of Class A and/or Class B exchangeable shares that personally attend the annual meeting and who have not otherwise voted as described herein.

Voting Instructions for Shares Held in Retirement Plans

        If you participate in the Molson Coors Savings & Investment Plan and/or the 401(k) Savings Plan for Hourly Employees at the Memphis, Tennessee Brewery, you may give voting instructions as to the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the record date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m. (EDT) on May 12, 2006. If you do not send instructions, the trustee will not be able to vote the share equivalents credited to your account. You may also revoke previously given voting instructions prior to 5:00 p.m. (EDT) on May 12, 2006, by filing with the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date.

Solicitation of Proxies

        Solicitation of proxies will be made by use of the mail or, if consented to by a stockholder, by electronic transmission over the internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Molson Coors. Solicitation by mail, telephone, telefax, electronic transmission over the internet or personal contact may be done by directors, officers and other employees of Molson Coors, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Molson Coors stock as of the record date will be requested to forward proxy solicitation material to the beneficial owners of such shares and will be reimbursed by Molson Coors for their reasonable expenses.

        Stockholders whose shares of common stock are held partially in registered name and partially by a broker or other nominee may receive duplicate deliveries of this proxy statement and Annual Report to Stockholders. Certain brokers and nominees have procedures in place to discontinue duplicate mailings upon a stockholder's request or upon the stockholder's implied consent not to receive duplicate mailings following notice from the broker. Stockholders desiring to eliminate such duplicate mailings should contact their broker or nominee for more information.

ELECTION OF DIRECTORS
(Proposal No. 1)

        Fourteen directors are to be elected at the annual meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified, as follows:

  •
  11 directors will be elected by the holders of Molson Coors Class A common stock and the special Class A voting stock (the votes of which are directed by holders of Class A exchangeable shares of Exchangeco), voting together as a single class; and

  •
  three directors will be elected by the holders of the Molson Coors Class B common stock and the special Class B voting stock (the votes of which are directed by holders of Class B exchangeable shares of Exchangeco), voting together as a single class.

        Each of the directors has consented to serve if elected. If any of them becomes unavailable to serve as a director, a substitute nominee may be designated in accordance with the certificate of incorporation and bylaws. In that case, the persons named as proxies will vote for the substitute nominees designated in accordance with the certificate of incorporation and bylaws. For information on the nomination of our Class A Directors and Class B Directors, please refer to "Board of Directors and Corporate Governance—Nomination of Directors" below.

Name	Age	Business Experience, Public Company Directorships Held
Class A Directors
Francesco Bellini	58
		Dr. Bellini was appointed a director of Molson Coors in February 2005. Dr. Bellini was a Board member of Molson from 1997 until February 2005, where he served on the Audit and Finance Committee, the Environment, Health and Safety Committee, and the Human Resources and Pension Fund Committee. He has served on Boards of various public and private companies. Dr. Bellini has been Chairman, President and Chief Executive Officer of Neurochem Inc., a leading Canadian biopharmaceutical company, since 2002. He is also Chairman of Picchio International, Inc., Picchio Pharma Inc., Innodia Inc., Adaltis Inc., and ViroChem Pharma Inc., all companies involved in healthcare. A pioneer in the Canadian biopharmaceutical industry, he was co-founder of Biochem Pharma, as well as Chairman & Chief Executive Officer from 1986 to 2001. A graduate of the University of New Brunswick with a Ph.D. in 1977, he has authored or co-authored more than twenty patents over his 20-year career as a research scientist. Dr. Bellini is an Officer of the Order of Canada.

Rosalind G. Brewer	43
		Ms. Brewer was appointed a director of Molson Coors in February 2006. She is currently President of the Global Nonwovens sector of Kimberly-Clark Corporation, a position she has held since 2004. Ms. Brewer has been with Kimberly-Clark since 1987, and has held a variety of leadership positions across multiple business sectors spanning technological and business aspects of the company. She is a member of the Kimberly-Clark Corporate Diversity Committee and the Corporate Compensation Committee. In addition, Ms. Brewer is president of Georgia's non-profit Board of Directors Network, and serves on several other non-profit boards. She holds a bachelor of science in chemistry from Spelman College. Ms. Brewer was appointed to the Board by the A-C Nominating Subcommittee, and the Board concurred in her appointment. She was recommended by a third party search firm that Molson Coors retains to assist in identifying and evaluating director candidates.
Peter H. Coors	59
		Mr. Coors has been a director of Molson Coors and Coors Brewing Company since 1973. He was Chairman of the Board of Directors of Adolph Coors Company from 2002 until February 2005 and has also been the Executive Chairman of Coors Brewing Company since 2002. He was Chief Executive Officer of Adolph Coors Company from May 2000 to July 2002 and of Coors Brewing Company from December 1992 to May 2000. Since joining the Company in 1971, he has served in a number of different executive and management positions for Molson Coors and Coors Brewing Company. Since March 1996, he has been a director of U.S. Bancorp. He also has been a director of Energy Corp. of America since March 1996, and was appointed to the Board of Directors of H.J. Heinz & Co., a manufacturer and marketer of consumer food products, in 2001.
Melissa Coors Osborn	33
		Ms. Coors Osborn was appointed a director of Molson Coors in February 2005. Ms. Coors Osborn became Group Manager, CBC Strategy in October of 2005. Prior to that, and beginning in 1996, Ms. Coors Osborn has served in a variety of managerial positions in Coors Brewing Company with emphasis on international markets. She has served as Caribbean area manager developing strategic annual business plans for the Caribbean markets, business development manager with emphasis on growth in profit and market share in key Coors Brewing Company markets, and brand manager for Coors Light, managing Molson Coors development and implementation of marketing strategy for the Hispanic market. She earned an M.B.A. from the University of Denver in Marketing and holds a B.S. degree from Georgetown University in Foreign Service, Latin American Studies.

Franklin W. Hobbs IV	58
		Mr. Hobbs was appointed a director of Molson Coors in 2001 and served as a director of Coors Brewing Company from 2001 to February 2005. He is a graduate of Harvard College and Harvard Business School. He served as Chief Executive Officer and director for the investment bank, Houlihan Lokey Howard & Zukin from 2002 to January 2003. He served in roles of increasing responsibility at the investment bank, Dillon, Read & Co. Inc. from 1972 through 2000, finally serving as chairman of UBSWarburg following a series of mergers between Dillon Read and SBC Warburg, and later with Union Bank of Switzerland. He has been an operating partner with One Equity Partners since 2004. He also serves on the Board of Directors of Lord, Abbett & Co. and the Board of Overseers of Harvard College and is President of the Board of Trustees at Milton Academy.
W. Leo Kiely III	59
		Mr. Kiely is Chief Executive Officer of Molson Coors. He was appointed Chief Executive Officer of Adolph Coors Company in July 2002 and served as Chief Executive Officer of Coors Brewing Company from May 2000 to March 2005. He served as President and Chief Operating Officer of Coors Brewing Company from March 1993 to May 2000. He has been a director of Molson Coors and Coors Brewing Company since August 1998. Prior to joining Coors Brewing Company, he held executive positions with Frito-Lay, Inc., a subsidiary of PepsiCo.
Gary S. Matthews	48
		Mr. Matthews was appointed a director of Molson Coors in November 2005. He has served as President and Chief Executive Officer of Sleep Innovations since 2005. He previously served as President, Worldwide Consumer Medicine for Bristol-Myers Squibb Company from 2001 to 2005, as President and Chief Executive Officer of privately-held Derby Cycle Corporation from 1999-2001, and as Managing Director/ Chief Executive Officer, UK and President and Chief Executive Officer, Guinness Import USA from 1996 to 1999. In August 2001, Derby Cycle Corporation filed for Chapter 11 bankruptcy after Mr. Matthews ceased being an employee. Prior to joining Diageo (Guinness) plc, he served in various positions at PepsiCo, Inc., and McKinsey & Company. He is a graduate of Princeton University and Harvard Business School. Mr. Matthews was appointed to the Board by the A-M Nominating Subcommittee, and the Board concurred in his appointment. He was initially identified by a third party search firm that Molson Coors retains to assist in identifying and evaluating director candidates.

Andrew T. Molson	38
		Mr. Molson was appointed a director of Molson Coors in February 2005. He is Vice-Chairman of National Public Relations (Canada) Inc., where he has worked since 1997. He became a member of the Québec bar in 1994 and holds a law degree from Laval University, an A.B. from Princeton University and a Masters in corporate governance and ethics (Msc) from the University of London (Birkbeck College). In 2003, he was elected fellow and professional administrator of the Institute of Chartered Secretaries and Administrators. He is vice president of the Molson Foundation and a director of the McCord Museum of Canadian history, the Montréal Fluency Centre and the Ste-Justine Hospital Foundation.
Eric H. Molson	68
		Mr. Molson was appointed a director and Chairman of the Board of Molson Coors in February 2005. He had been a director of Molson since 1974 and had served as Chairman of the Board of Molson since 1988, where he was a member of the Corporate Governance Committee and Environment, Health and Safety Committee. He is also director of the Montréal General Hospital Corporation and Foundation, the Canadian Irish Studies Foundation and Vie des Arts. He previously served as Chancellor of Concordia University. Mr. Molson received an Arts Baccalaureate (A.B.) with Honors in Chemistry from Princeton University. He earned a Master Brewer Certificate from the United States Brewers Academy and subsequently studied economics at the McGill Graduate School.
Pamela H. Patsley	49
		Ms. Patsley has served as a director of Molson Coors since November 1996. She was a director of Coors Brewing Company from 1996 to February 2005. In May 2002, she was appointed President, First Data International. Previously, since March 2000, she served as Senior Executive Vice President of First Data Corp. and President of First Data Merchant Services, First Data Corp.'s merchant processing enterprise, which also includes the TeleCheck check guarantee and approval business. Prior to joining First Data, she served as President, Chief Executive Officer and director of Paymentech. She began her Paymentech career as a founding officer of First USA, Inc. Before joining First USA, she was with KPMG Peat Marwick. She is a director of Texas Instruments Inc. and Pegasus Solutions, Inc.
H. Sanford Riley	55
		Mr. Riley was appointed a director of Molson Coors in February 2005. Prior to that time, he had been a director of Molson since 1999. He has been President and Chief Executive Officer of Richardson Financial Group, Ltd., a specialized financial services company, since 2003. Between 1992 and 2001, he served as President and Chief Executive Officer of Investors Group Inc., a personal financial services organization, retiring as Chairman in 2002. He served on the Board of Great West Lifeco until 2002, and has served as a director of The North West Company since 2002. His community affiliations include serving as Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. He obtained a B.A. from Queen's University and an LL.B. from Osgoode Hall Law School. Mr. Riley is a member of the Order of Canada.

Class B Directors
John E. Cleghorn	64
		Mr. Cleghorn was appointed a director of Molson Coors in February 2005. Prior to that time, he had been a director of Molson since 2003. He is Chairman of the Board of Directors of SNC-Lavalin Group Inc., an international engineering and construction firm. He is the retired Chairman of the Board of Directors and Chief Executive Officer of Royal Bank of Canada. He held that position from 1995 until his retirement in July 2001. He is also a director of Canadian Pacific Railway, and both Nortel Networks Corporation and Nortel Networks Limited tele-communications companies. He graduated with a B.Comm. from McGill University and is an officer of the Order of Canada and a Fellow of the Institute of Chartered Accountants in Ontario and Québec.
Charles M. Herington	46
		Mr. Herington was appointed a director of Molson Coors in 2003. In March, 2006 he joined the Avon Products Company as President for Latin America. Prior to that he was President and Chief Executive Officer of America Online Latin America for 7 years. He served as President of Revlon Latin America during 1998, and from 1990 to 1997, Mr. Herington held various executive positions with PepsiCo Restaurants International, including serving as Regional Vice President of Kentucky Fried Chicken, Pizza Hut, Taco Bell for South America, Central America and the Caribbean. He also held several high level positions in management and marketing with Procter & Gamble, in Canada, Puerto Rico and Mexico during the 10 years prior to his association with PepsiCo. He currently serves as a director of NII Holdings, Inc. (formerly known as Nextel International), and ADVO Inc.
David P. O'Brien	64
		Mr. O'Brien was appointed a director of Molson Coors in February 2005. Prior to that time, he had been a director of Molson since 2002. He has been the Chairman of the Board of Directors of the Royal Bank of Canada since February 2004. He has also been Chairman of the Board of Directors of EnCana Corporation, an oil and gas company, since April 2002. He was Chairman of the Board of Directors and Chief Executive Officer of PanCanadian Energy Corporation from October 2001 to April 2002 and, before that, he had been Chairman of PanCanadian since 1991. He was Chairman of the Board of Directors, President and Chief Executive Officer of Canadian Pacific Limited, an energy, hotels and transportation company, from May 1996 to October 2001. He is also a director of Inco Limited, Fairmont Hotels & Resorts and TransCanada Pipelines Limited. In addition, he is a director of the C.D. Howe Institute, a research and educational institution.

        There are no family relationships among any of the directors other than Mr. Peter H. Coors and Ms. Melissa Coors Osborn, who are father and daughter, and Messrs. Eric H. and Andrew T. Molson, who are father and son.

The Board of Directors recommends a vote FOR each of the persons listed above, and proxies that are returned will be so voted unless otherwise instructed.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Corporate governance of Molson Coors is determined with reference to its charter and bylaws, the rules and regulations of the SEC, and the listing requirements of both the New York and Toronto Stock Exchanges. The Toronto Stock Exchange has agreed to defer to the NYSE most regulatory matters that would otherwise be applicable to Molson Coors, provided that Molson Coors remains in compliance with the requirements of the NYSE. Accordingly, unless specifically noted in this section, references to compliance with NYSE rules also presume compliance with the corresponding Toronto Stock Exchange governance rules.

Board Size

        As set forth in our bylaws, the Board has the power to fix the number of directors by resolution. The Board has currently set the number of directors at 15 (twelve Class A directors, including two management directors as described below, and three Class B directors); however, for purposes of this annual meeting, only 14 directors are being nominated for election. There will be one Class A director vacancy, as described in more detail below. Our certificate of incorporation and bylaws provide that the Board may change the size of the Board by vote of at least two-thirds of the authorized number of directors (including vacancies), except that: (1) any decrease in the number of directors below 15 must be approved by holders representing a majority of the voting power of Molson Coors Class A common stock and special Class A voting stock, voting together as a single class; and (2) any increase in the number of directors must be by a number divisible by three.

Nomination of Directors

        Because more than 50% of the voting power of Molson Coors is controlled by the Coors and Molson families through the voting trust agreements described above, Molson Coors has elected to be treated as a "controlled company" under the NYSE listing standards. Accordingly, Molson Coors is exempt from the requirement that the Board must have a nominating committee composed entirely of independent directors. Nominees for election to the Board will be selected by the full Board and by non-board level nominating subcommittees established pursuant to the Molson Coors certificate of incorporation. The chart below illustrates how our directors are nominated and who is entitled to elect them:

Nominating Body	Electing Body
Class A-C Nominating Subcommittee Peter H. Coors Melissa Coors Osborn	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)
Class A-M Nominating Subcommittee Eric H. Molson Andrew T. Molson	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)
Nominating Committee Peter H. Coors Melissa Coors Osborn Eric H. Molson Andrew T. Molson John E. Cleghorn	2 director nominees to be elected by Class A common stock and special Class A voting stock (must include Chief Executive Officer (currently W.L. Kiely, III) and one member of management approved by at least two-thirds of authorized number of directors (currently vacant))
Molson Coors Brewing Company Board of Directors	3 director nominees to be elected by Class B common stock and special Class B voting stock (all of whom shall be independent)

Class A-M and A-C Nominating Subcommittees (Non-Board Level):

        The Class A-M nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as "Molson directors." The Class A-M nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Molson directors are independent as defined under our certificate of incorporation. The Class A-M nominating subcommittee is currently comprised of Eric H. Molson and Andrew T. Molson.

        The Class A-C nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as "Coors directors." The Class A-C nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Coors directors are independent as defined under our certificate of incorporation. The Class A-C nominating subcommittee is currently comprised of Peter H. Coors and Melissa Coors Osborn.

        The Class A-M nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Molson director and fills newly created seats designated to be filled by Molson directors, and the Class A-C nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Coors director and fills newly created seats designated to be filled by Coors directors.

        The Class A-M nominating subcommittee ceases to have the right to make nominations if Pentland, and other Molson family stockholders from time to time party to the voting trust agreement, cease to beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 2% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 825,000 shares must be Class A common stock and/or Class A exchangeable shares. Similarly, the Class A-C nominating subcommittee ceases to have the right to make nominations if the Coors Trust or the specified members of the Coors family who select the Coors family representative no longer beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 3% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 825,000 shares must be Class A common stock and/or Class A exchangeable shares. In either case, if the applicable nominating committee ceases to have the right to make nominations, then the committee will be disbanded and independent directors (as that term is defined in the Molson Coors certificate of incorporation) will replace the subcommittee's members on the nominating committee.

Nominating Committee (Non-Board Level):

        A stand-alone nominating committee (the "Nominating Committee"): (1) nominates two candidates meeting the qualifications described below to stand for election by the holders of Class A common stock and special Class A voting stock; (2) assists the Board in evaluating candidates for nomination as recommended by the stockholders; and (3) takes up other business properly presented to it.

        The members of the Class A-M and Class A-C nominating subcommittees serve on the Nominating Committee and select another member of the Board who is independent to also serve on the Nominating Committee, currently John E. Cleghorn.

        The full Nominating Committee names two director nominees to stand for election by the holders of Class A common stock and special Class A voting stock, who must be the following people, subject to the fiduciary duties of the committee:

  •
  The Chief Executive Officer of Molson Coors, currently W. Leo Kiely III; and

  •
  A member of management approved by at least two-thirds of the authorized number of directors (including vacancies). The person who previously held this board seat resigned and the Board is currently considering whether to fill this position.

        The Nominating Committee also has the power to fill vacancies in the two director positions referred to above (with director candidates meeting the qualifications mentioned above).

Nominations by the Board of Directors:

        The full Board nominates three independent candidates to stand for election by the holders of Class B common stock and special Class B voting stock and has the power to fill corresponding vacancies. All such nominations require the approval of at least two-thirds of the authorized number of directors (including vacancies) on the Board.

Nomination by Stockholders:

        The Board will consider and evaluate a Class B director candidate recommended by a stockholder in the same manner as a candidate recommended by a current director. The Board will assess all director nominees taking into account several factors including, but not limited to, issues such as the current needs of the Board and the nominees' (1) integrity, honesty and accountability; (2) successful leadership experience and strong business acumen; (3) forward-looking, strategic focus; (4) collegiality; (5) independence and absence of conflicts of interests; and (6) ability to devote necessary time to meet director responsibilities. The Board will ultimately recommend nominees that it believes will enhance the Board's ability to manage and direct, in an effective manner, the affairs and business of Molson Coors.

        Stockholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to Molson Coors following the same procedures set forth under "Stockholder Proposals and Nominations".

Director Independence

        Molson Coors is not required to have a majority of independent directors, because it is a "controlled company" within the meaning of the NYSE listing standards. The Molson Coors certificate of incorporation contains provisions that are intended, however, to ensure that at all times a majority of the directors will be independent. The Molson Coors certificate of incorporation defines an independent director as any director who is independent of the management of Molson Coors and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of Molson Coors stock) which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of Molson Coors.

        The Board has reviewed the qualifications, relationships, employment history, board affiliations and other criteria of each of the directors recommended for election at the annual meeting to determine his or her independence. Based upon its evaluation, the Board has unanimously determined that each of the following directors has no material relationship with Molson Coors and all such directors are independent in accordance with the Molson Coors certificate of incorporation, applicable rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange:

Francesco Bellini John E. Cleghorn Charles M. Herington Franklin W. Hobbs IV	Gary S. Matthews David P. O'Brien Pamela H. Patsley H. Sanford Riley

Executive Sessions of Non-employee and Independent Directors and Communications Between Stockholders and the Board

        The Board generally holds executive sessions of its non-employee directors at each regularly scheduled meeting. The chairmanship of such executive sessions rotates among the non-employee directors. In addition, the independent members of the Board meet at each regularly scheduled meeting. The chairmanship of such sessions rotates among the independent non-employee directors.

        Interested parties, including stockholders, may communicate directly with the Chairman of the Board, Chairman of the Audit Committee, or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202. Correspondence received by the Secretary will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist Molson Coors in effectively addressing your concern, you may choose to remain anonymous, and Molson Coors will use its reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Corporate Governance Guidelines; Code of Business Conduct

        The Board has adopted a set of Corporate Governance Guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should function. The Corporate Governance Guidelines provide, among other things, guidance on the composition of the Board, the criteria to be used in selecting director nominees, retirement of directors, expectations by Molson Coors of its directors and evaluation of Board performance.

        In addition, all of Molson Coors' directors and employees, including its Chief Executive Officer, Chief Financial Officer, and other senior financial officers, are bound by Molson Coors' long-standing Code of Business Conduct, augmented to comply with the requirements of the New York Stock Exchange and Securities and Exchange Commission, to ensure that business of Molson Coors is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of the business of Molson Coors. Molson Coors intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on its website within four business days following the date of such amendment or waiver.

Available Information

        Molson Coors' current Corporate Governance Guidelines, Code of Business Conduct, and written charters for its Audit, and Compensation and Human Resources Committees are posted on its website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202.

Directors' Attendance

        There were 11 regular meetings of the Board of Molson Coors during fiscal 2005. In fiscal 2005, no director attended less than 75% of the sum of the total number of meetings of the Board held during the period for which he or she was a director and the total number of meetings held by all committees of the Board on which he or she served during such period. Directors are expected (but not formally required) to attend annual meetings of stockholders.

Directors' Compensation

        The non-executive chairman of the Board receives an annual retainer of $400,000. All other directors, except for Messrs. Kiely and Coors, receive an annual retainer of $65,000. In addition, all directors, except for Messrs. Kiely and Coors, receive an annual grant of 1,500 restricted stock units which vest in full three years from the date of grant or upon the director's retirement. The Chair of the Audit Committee receives additional annual compensation of $10,000 and the Chair of the Compensation and Human Resources Committee receives additional annual compensation of $8,000. All retainer amounts are paid in equal quarterly installments. All directors are reimbursed for any expenses incurred while attending Board or committee meetings and in connection with any other company business.

        The Nominating Committee reviews and makes recommendations to the Board annually with respect to the form and amount of compensation and benefits for directors. These will be established after due consideration of the responsibilities assumed and the compensation of directors at similarly situated companies.

Board Committees

        The Board currently has three separately designated standing committees: the Audit Committee, the Compensation and Human Resources Committee and the Finance Committee. In addition to the three standing committees, the Board may from time to time establish additional committees.

Audit Committee	9 meetings in 2005
Members:	Pamela H. Patsley (Chair), Franklin W. Hobbs IV and David P. O'Brien. Mr. O'Brien was appointed to the Committee in February 2005.
Independence:	The Board has determined that all directors on this Committee are independent under applicable listing standards of the New York Stock Exchange, Rule 10A-3 under the Exchange Act and the Molson Coors certificate of incorporation.
Responsibilities:	Assist the Board in review and oversight of the conduct and integrity of Molson Coors' financial reporting to any governmental or regulatory body, the public or other users thereof;
Assist the Board in review and oversight of Molson Coors' systems of internal control or financial reporting and disclosure controls and procedures;
Assist the Board in review and oversight of the qualifications, engagement, compensation, independence and performance of Molson Coors' independent registered public accounting firm, their conduct of the annual audit, and their engagement for any other lawful services;
Assist the Board in review and oversight of Molson Coors' legal and regulatory compliance; and
Prepare the audit committee report required by the rules and regulations of the Securities and Exchange Commission to be included in Molson Coors' annual proxy statement.
Compensation and Human Resources Committee	12 meetings in 2005
Members:	H. Sanford Riley (Chair), Francesco Bellini, John E. Cleghorn, Charles M. Herington and Gary S. Matthews. Mr. Riley, and Dr. Bellini, were appointed to the Committee in February 2005. Mr. Cleghorn was appointed to the Committee in August 2005. Mr. Matthews was appointed to the Committee in February 2006.

Independence:	The Board has determined that all directors on this Committee are independent under the listing standards of the New York Stock Exchange and Molson Coors' certificate of incorporation.
Responsibilities:	Review and approve compensation levels for Molson Coors' executive officers, although the entire Board must approve Chief Executive Officer compensation;
Review and approve management incentive compensation policies and programs;
Review and approve equity compensation programs for Molson Coors' employees, and exercise discretion in the administration of such programs; and
Produce an annual report on executive compensation required by the rules and regulations of the Securities and Exchange Commission to be included in Molson Coors' annual proxy statement.
Finance Committee	7 meetings in 2005
Members:	Franklin W. Hobbs IV (Chair), Peter H. Coors, Gary S. Matthews and David P. O'Brien. Mr. Matthews was appointed to the Committee in February 2006.
Responsibilities:	Oversee and review Molson Coors' financial and investment policies, strategies and guidelines;
Monitor Molson Coors' financial condition and its requirements for funds;
Monitor Molson Coors' debt portfolio, interest rate risk and expense management, credit facilities and liquidity;
Review and approve the amounts, timing, types and terms of the issuance of public and private debt securities by Molson Coors;
Monitor relationships with credit rating agencies and the ratings given to Molson Coors; and
Review periodically Molson Coors' hedging plans, transactions and results.

RATIFY APPOINTMENT OF AUDITORS
(Proposal No. 2)

        The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. PwC was our independent registered public accounting firm for the fiscal year ended December 25, 2005.

        Although current law, rules and regulations, as well as the Charter of the Audit Committee, require the Company's independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of PwC for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor and may conclude that it is in the best interests of the Company to retain PwC for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

        Representatives of PwC are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Fees

        Set forth below are the aggregate fees billed by PwC for professional services rendered to Molson Coors during fiscal years 2005 and 2004:

	Fiscal Year
	2005	2004
	(in thousands)
Audit Fees(1)	$4,236	$1,952
Audit-Related Fees(2)	593	720
Tax Fees(3)	252	20
All Other Fees(4)	0	20
Total Fees	$5,081	$2,712
(1)
Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2004 and 2005 and the quarterly reviews of our financial statements included in Forms 10-Q. In fiscal 2005, includes amounts related to our offering of debt securities.

(2)
Includes amounts related to other special accounting projects and audits of our joint ventures. The 2005 amount was primarily for additional fees as a result of the 2005 merger to form Molson Coors.

(3)
These were related to tax compliance and related tax services.

(4)
These were primarily for other special project assistance.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

        The Audit Committee pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting. The Board of Directors recommends a vote FOR the proposal ratifying the selection of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for fiscal year 2006, and proxies that are returned will be so voted unless otherwise instructed.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee of the Board of Directors is to prepare this report and to assist the Board in its oversight of: (1) the conduct and integrity of Molson Coors' financial reporting to any governmental or regulatory body, the public or other users thereof; (2) Molson Coors' systems of internal control over financial reporting and disclosure controls and procedures; (3) the qualifications, engagement, compensation, independence and performance of Molson Coors' independent registered public accounting firm, their conduct of the annual audit, and their engagement for any other lawful purposes; and (4) Molson Coors' legal and regulatory compliance. The Board, in its business judgment, has determined that all members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange, Rule 10A-3 under the Exchange Act and Molson Coors' certificate of incorporation; that all members are financially literate; that at least one member of the Committee (two currently: Pamela H. Patsley and Franklin W. Hobbs IV) qualifies as an "audit committee financial expert" as defined in the applicable regulations of the Securities and Exchange Commission; and that each of Pamela H. Patsley, Franklin W. Hobbs IV and David P. O'Brien has accounting or related financial management expertise. The Audit Committee operates pursuant to a Charter that was last amended and restated on May 12, 2005. A copy of that Charter is attached to this proxy statement as Appendix A. As set forth in the Charter, management of Molson Coors is responsible for the preparation, presentation and integrity of Molson Coors' financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Molson Coors' accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Molson Coors has a full-time Internal Audit department that reports to the Audit Committee. The Internal Audit department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Molson Coors' internal controls relating, for example, to the reliability and integrity of Molson Coors' financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Molson Coors' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the registered public accounting firm's independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the Molson Coors' independent registered public accounting firm. The fees billed by independent registered public accounting firm for non-audit services were approved by the Audit Committee and were also considered in the discussions of independence.

        For the fiscal year 2005, management completed its documentation, testing and evaluation of the adequacy of the internal control structure and procedures for financial reporting established and maintained by management of Molson Coors as required by Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted pursuant thereto. The Audit Committee was apprised of the progress of the evaluation by both management and PricewaterhouseCoopers LLP, and the Audit Committee provided oversight and advice to management during the process. At the conclusion of this evaluation, management provided the Audit Committee with, and the Audit Committee reviewed, management's report on the effectiveness of the internal control structure and procedures of Molson Coors for financial reporting, and the Audit Committee also received the report from PricewaterhouseCoopers LLP thereon.

        The members of the Audit Committee are not employees of Molson Coors and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Molson Coors' financial statements has been carried out in accordance with auditing standards generally accepted in the U.S., that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Molson Coors' registered public accounting firm are in fact "independent."

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Molson Coors' Annual Report on Form 10-K for the year ended December 25, 2005 to be filed with the Securities and Exchange Commission. The Audit Committee also appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for Molson Coors for fiscal 2006.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

David P. O'Brien
Pamela H. Patsley	Franklin W. Hobbs IV

BENEFICIAL OWNERSHIP

        The following table contains information about the beneficial ownership of our capital stock as of March 31, 2006, for each of our directors, each of our named executive officers, all directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our common stock. Unless otherwise indicated, the person or persons named in the table have sole voting and investment power and that person's address is c/o Molson Coors Brewing Company, 1225 17th Street, Suite 3200, Denver, Colorado 80202. Shares of common stock subject to options currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock.

Name of beneficial owner	Number of Class A Shares		Percent of class (1)	Number of Class B Shares		Percent of class (1)
Adolph Coors, Jr. Trust, William K. Coors, Jeffrey H. Coors, Peter H. Coors, Christien Coors Ficeli, and Melissa Coors Osborn, trustees	2,522,267	(2)	79.3% (3)	12,982,994	(4)	15.7%
Keystone Financing LLC	—		—	9,252,994	(5)	11.2%
Peter H. Coors	0	(6)	—	10,375,727	(6)	12.5%
Melissa Coors Osborn	0	(7)	—	6,394	(7)	*
Eric H. Molson	2,522,267	(8)	79.3%	2,426,545	(9)	2.9%
Andrew T. Molson	50		*	2,344,304	(10)	2.8%
AMVESCAP PLC				5,574,876	(11)	6.7%
Southeastern Asset Management, Inc.			—	5,975,400	(12)	7.2%
FMR Corp.			—	3,547,346	(13)	4.2%
W. Leo Kiely III	—		—	1,026,228	(14)	1.2%
Francesco Bellini	—		—	16,326	(15)(16)	*
John E. Cleghorn	—		—	5,181	(16)(17)	*
Charles M. Herington	—		—	7,330	(18)	*
Franklin W. Hobbs IV	—		—	6,778	(19)	*
Gary S. Matthews				952		*
David P. O'Brien	—		—	6,907	(15)(20)	*
Pamela H. Patsley	—		—	8,872	(21)	*
H. Sanford Riley	—		—	12,948	(15)(22)	*
Peter Swinburn	—		—	99,961	(23)	*
Kevin Boyce				120,234	(24)	*
Frits D. van Paasschen				169,648	(25)	*
Timothy V. Wolf	—		—	232,490	(26)	*
All directors and executive officers as a group, including persons named above (25 persons)	2,522,267	(8)	79.3%	18,495,038		22.4%
*
Less than 1%

(1)
Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Securities and Exchange Act of 1934, we do not believe that any other person beneficially owned, as of March 31, 2006 greater than 5% of our outstanding Class A common stock or Class B common stock.

(2)
This number includes 1,262,267 shares of Class A common stock owned by Pentland and 4280661 Canada Inc. described in footnote (8) below due to shared voting power resulting from the Voting Agreement (as defined below). This number also includes 1,260,000 shares owned directly by the Adolph Coors, Jr. Trust.

(3)
This percentage is a result of a Voting Agreement (the "Voting Agreement") between Pentland, 4280661 Canada Inc. and the Adolph Coors, Jr. Trust, pursuant to which the parties agreed that the Class A shares (and shares directly exchangeable for Class A shares) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements.

(4)
Includes beneficial ownership of 9,252,994 shares owned by Keystone Financing LLC, of which the Adolph Coors, Jr. Trust is a member. This number also includes 1,470,000 Class B Common shares held by the Adolph Coors Jr. Trust. Peter H. Coors and Melissa Coors Osborn each disclaim beneficial ownership of the shares held by the Adolph Coors, Jr. Trust.

(5)
Keystone Financing LLC ("Keystone") is a Delaware limited liability company whose members consist of various Coors family trusts and family members, including the Adolph Coors, Jr. Trust. Keystone is a manager-managed company, of which William Coors and Jeffrey Coors are the sole managers. The members of Keystone, including the May Kistler Coors Trust, the Grover C. Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust, the Herman F. Coors Trust and the Louise Coors Porter Trust, have dispositive power over these shares only in the event of a sale of all or of substantially all of the assets of Keystone. Trustees of the members, including Jeffrey H. Coors, Joseph Coors, Jr., John K. Coors, Peter H. Coors and William K. Coors, have dispositive power over these shares as a result of their role as trustees to the extent that the members obtain such dispositive rights, but each of these trustees disclaims beneficial ownership of the shares owned by Keystone and the respective trusts except to the extent of his pecuniary interest therein. Keystone's address is 311 10th Street, VR 900, Golden, CO 80401.

(6)
This number does not include 1,260,000 shares of Class A common stock or 3,730,000 shares of Class B common stock owned by the Adolph Coors, Jr. Trust, and Peter H. Coors disclaims beneficial ownership of the shares held by the Adolph Coors, Jr. Trust. This number includes the 9,252,994 shares of Class B common stock owned by Keystone as described in note (5) above, although Peter H. Coors disclaims beneficial ownership of these shares. Peter H. Coors is a trustee or beneficiary of the Adolph Coors Jr. Trust. The SEC does not require disclosure of these shares. This number does include 532 shares held in the names of Peter H. Coors' wife, as to which he disclaims beneficial ownership. This number includes options to purchase 907,800 shares of Class B common stock exercisable currently or within 60 days. If Peter H. Coors were to be attributed beneficial ownership of the shares held by the Adolph Coors Jr. Trust, he would beneficially own 79.3% of the Class A common stock and 14,105,727 shares of the Class B common stock, or 17.1%.

(7)
This number includes options for 3,700 shares of Class B common stock currently exercisable, and 2,694 shares of Class B common stock. This number does not include 1,260,000 shares of Class A common stock or 3,730,000 shares of Class B common stock owned by the Adolph Coors, Jr. Trust, nor does it include the 9,252,994 shares of Class B common stock owned by Keystone, as to all of which Melissa Coors Osborn disclaims beneficial ownership. Melissa Coors Osborn is a trustee or beneficiary of the Adolph Coors Jr. Trust. The SEC does not require disclosure of these shares. If Melissa Coors Osborn were to be attributed beneficial ownership of the shares held by the Adolph Coors Jr. Trust, she would beneficially own 79.3% of the Class A common stock and shares of the 3,736,394 Class B common stock, or 4.5%.

(8)
This number includes 928,738 Class A shares (or shares directly exchangeable for Class A shares) directly owned by Pentland Securities (1981) Inc. ("Pentland") and 333,529 shares directly exchangeable for Class A shares directly owned by 4280661 Canada Inc. Pentland is the sole owner of 4280661 Canada Inc. This number also includes 1,260,000 shares of Class A common stock owned by the Adolph Coors, Jr. Trust due to shared voting power resulting from the Voting Agreement. The address for each of Pentland and 4280661 Canada Inc. is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada, T2P 1C9.

(9)
This number includes 1,724,800 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland, 619,411 shares exchangeable for Class B shares directly owned by 4280661 Canada Inc. Lincolnshire Holdings Limited owns 64% of Pentland, and Eric Molson is the sole owner of Lincolnshire Holdings Limited, so this number also includes 35,640 shares directly exchangeable for Class B shares directly owned by Lincolnshire Holdings Limited and 45,194 shares directly exchangeable for Class B shares directly owned by 4198832 Canada Inc. (of which Lincolnshire Holdings Limited is the sole owner). The address for each of Lincolnshire Holdings Limited and 4198832 Canada Inc. is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada, T2P 1C9.

(10)
This number includes 1,724,800 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland, 619,411 shares exchangeable for Class B shares directly owned by 4280661 Canada Inc. and 93 Class B shares (or shares exchangeable for Class B shares) directly owned by Andrew Molson. The shares owned by Pentland and 4280661 Canada Inc. are included as a result of arrangements under the Amended and Restated Stockholders Agreement dated as of February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, 4280661 Canada Inc., Eric Molson and Stephen Molson, with respect to the securities held by, and governance of, Pentland. The address for Andrew Molson is c/o National Public Relations, 2001 McGill College Avenue, Suite 800, Montréal, Québec H3A 1G1.

(11)
AMVESCAP PLC is a registered investment advisor and holding company, unaffiliated with Molson Coors. Its subsidiaries, each a registered investment advisor, and the number of respective shares owned are as follows: AIM Advisors, Inc.—2,380,308 shares; AIM Capital Management, Inc.—50,861; AIM Funds Management, Inc.—2,922,704; AIM Private Asset Management, Inc.—187,342; INVESCO Institutional (N.A.), Inc.—33,661. The address for all the listed entities is 30 Finsbury Square, London EC2A 1AG, England. Based solely on the number of outstanding shares of Class B common stock, excluding the assumed conversion of Class B exchangeable shares, AMVESCAP PLC would own beneficially approximately 8.9% of the outstanding Class B common stock.

(12)
Southeastern Asset Management, Inc. is a registered investment advisor, unaffiliated with Molson Coors. It does not own directly or indirectly any of the shares, all of which are owned by its investment advisory clients. Its address is 6410 Poplar Ave., Suite 900, Memphis, TN 38119. Based solely on the number of outstanding shares of Class B common stock, excluding the assumed conversion of Class B exchangeable shares, Southeastern Asset Management, Inc. would own beneficially approximately 9.5% of the outstanding Class B common stock.

(13)
FMR Corp. is the sole owner of Fidelity Management & Research Company, a registered investment advisor that is unaffiliated with Molson Coors and which beneficially owns 3,547,346 shares of Class B common stock. FMR Corp. is also the sole owner of Fidelity Management Trust Company, a bank that is unaffiliated with Molson Coors and which beneficially owns 84,896 shares of Class B common stock. Members of the Edward C. Johnson 3d family together own approximately 49% of FMR Corp. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and a registered investment advisor that is unaffiliated with Molson Coors and which beneficially owns 308,150. The address for each of the FMR entities and individuals is 82 Devonshire Street, Boston, Massachusetts 02109. Based solely on the number of outstanding shares of Class B common stock, excluding the assumed conversion of Class B exchangeable shares, FMR Corp. would own beneficially approximately 5.6% of the outstanding Class B common stock.

(14)
This number includes currently exercisable options to purchase 941,651 shares of Class B common stock.

(15)
The address for each of these stockholders is 1555 Notre Dame Street East, 4th Floor, Montréal, Québec, Canada, H2L 2R5.

(16)
This number includes currently exercisable options to purchase 407 shares of Class B common stock.

(17)
This number includes currently exercisable options to purchase 1,440 shares of Class B common stock.

(18)
This number includes currently exercisable options to purchase 4,250 shares of Class B common stock.

(19)
This number includes currently exercisable options to purchase 5,000 shares of Class B common stock.

(20)
This number includes currently exercisable options to purchase 2,880 shares of Class B common stock.

(21)
This number includes currently exercisable options to purchase 5,000 shares of Class B common stock.

(22)
This number includes currently exercisable options for 3,168 shares of Class B common stock.

(23)
This number includes currently exercisable options to purchase 95,000 shares of Class B common stock.

(24)
This number includes currently exercisable options to purchase 117,000 shares of Class B common stock.

(25)
This number includes currently exercisable options to purchase 150,000 shares of Class B common stock.

(26)
This number includes currently exercisable options to purchase 216,749 shares of Class B common stock.

MANAGEMENT AND EXECUTIVE COMPENSATION

Executive Officers

        The following persons, as of March 31, 2006, hold the executive officer positions at Molson Coors set forth opposite their names:

Name	Age	Business Experience, Public Company Directorships Held
W. Leo Kiely III	59	See "Election of Directors" above.
Peter H. Coors	59	See "Election of Directors" above.
Timothy V. Wolf	52	Global Chief Financial Officer. Mr. Wolf serves as Vice President and Chief Financial Officer (global) of Molson Coors, a position he has held since joining the Company in 1995. Prior to service with Coors and Molson Coors, he served as senior Vice President of Planning and Human Resources for Hyatt Hotels Corporation from 1993 to 1994 and in several executive positions for The Walt Disney Company, including Vice President, Controller and Chief Accounting Officer, from 1989 to 1993. Prior to his experience at Disney, he spent 10 years in various senior financial planning, strategy and control roles at PepsiCo. He currently serves on various non-profit Boards.
Kevin T. Boyce	50	President and Chief Executive Officer, Molson Canada. Mr. Boyce joined Molson in April 2004 as President and Chief Operating Officer, North America after a career spanning almost 20 years with Unilever, a consumer products company. At Unilever, he held several positions, including most recently President and Chief Executive Officer, Unilever Cosmetics International from 2003, President and Chief Executive Officer, Unilever Canada from May 2000 to October 2003, and President of Good Humor Breyer's ice cream division of Unilever prior to May 2000.
Ralph P. Hargrow	53	Global Chief People Officer. Mr. Hargrow joined Molson Coors in November of 2005. From 1999 to 2004 he served as Senior Vice President, Administration, Human Resources, Product Research & Development and Quality for International Multifoods Corporation. Prior to that he served as Senior Vice President Human Resources & Administration for Rollerblade, Inc. He also held senior management positions at Ryder Aviall, Duquesne Light Company, Harah Inc., and Xerox Corporation.
Martin L. Miller	43	Vice President and Global Controller. Mr. Miller joined Molson Coors in August 2005. Prior to joining Molson Coors, he worked for the Coca-Cola Company for eleven years—ten of which he was on international assignment as Divisional Chief Financial Officer for several Asian and European Divisions. From 1985 to 1994, Mr. Miller held management positions with Price Waterhouse and Coopers & Lybrand. He spent two of those years in the National Office Accounting & SEC Directorate and International Capital Markets Group.

Sylvia Morin	51	Global Chief Corporate Affairs Officer. Ms. Morin was Molson's Senior Vice President, Corporate Affairs. Prior to June 24, 2002 when she joined Molson, she was Vice President, Corporate Communications, at BCE Emergis, a leading provider of e-commerce services, and, from May 1999 to June 2000, Director, Corporate Communications at Bell Nexxia, an owner and operator of fiber optic networks and, from 1998 to 1999, Director, Corporate Communications at Teleglobe Inc., a wholesale provider of telecommunications.
Cathy Noonan	49	Global Chief Synergies Officer. Ms. Noonan was Molson's Senior Vice President, Global Costs. Prior to July 19, 1999 when she joined Molson, she was Senior Vice President, Planning of Hudson's Bay Company, Canada's largest department store retailer, and, from 1996 to 1998, she was Vice President, Logistics for Maple Leaf Meats, a meat products company.
Frits D. van Paasschen	44	President and Chief Executive Officer, Coors Brewing Company. Mr. van Paasschen joined Coors Brewing Company on March 29, 2005. From 1997 to 2004, Mr. van Paasschen was with Nike, Inc., most recently holding the position of Corporate Vice President/General Manager, Europe, Middle East and Africa from 2000 to 2004. He has also served as the Vice President/General Manager Canada, Latin America and Africa from 1998 to 2000, and was previously Vice President, Global Strategic Planning. He was Chairman and Nike Representative of the European-American Industrial Council from 2001 to 2004. He has held executive positions with Disney Consumer Products and was previously engaged in management and business consulting.
David Perkins	52	Chief Global Strategy and Commercial Officer. Mr. Perkins served as Molson's Chief Market Development Officer and President of Molson USA prior to joining Molson Coors Brewing Company in September of 2005. He also served as President of Ontario West (2000), President, Ontario & Atlantic region (1995), Senior Vice President, Marketing, National (1992), Vice President, Business Director, Marketing, National (1989) and several other key positions within Molson beginning in 1981.
Peter Swinburn	53	President and Chief Executive Officer, Coors Europe & Asia. Mr. Swinburn was appointed President and Chief Executive Officer of Coors Europe & Asia, a division of Molson Coors Brewing Company, in May 2005. He previously served as President and Chief Executive Officer, Coors Brewing Worldwide and Chief Operating Officer of Coors Brewers Limited from Coors' acquisition of Coors Brewers Limited in February 2002 until May 2003. Prior to Coors acquiring Coors Brewers Limited, Mr. Swinburn was Sales Director for Bass Brewers (the predecessor entity) from 1994 to 2002.

Gregory L. Wade	57	Global Chief Technical Officer. Mr. Wade was Molson's Senior Vice President, Quality Brewing. Prior to March 26, 2001, when he joined Molson, he was Corporate Vice President and Vice President, R&D/QA/Engineering/Safety and Purchasing, with Vlasic Foods International. From 1974 to 1998, he held several management positions with Campbell Soup Company, culminating with Senior Director, R&D/QA international grocery division.
Samuel D. Walker	47	Global Chief Legal Office and Corporate Secretary. From 2002 until his appointment as Global Chief Legal Officer in March 2005, Mr. Walker served as Chief Legal Officer, U.S. & Worldwide and Group Vice President at Coors Brewing Company. Before joining the Company in 2002, Mr. Walker was a senior partner at the Washington, D.C. law firm of Wiley Rein & Fielding, LLP, handling trial and non-trial matters. He also has served in a variety of U.S. government positions. From 1990 through 1992, Mr. Walker ran the largest agency in the U.S. Department of Labor, the Employment Standards Administration, and also held a sub-cabinet position in the U.S. Department of Education. He also served as Assistant Clearance Counsel during the 2000 presidential transition. He received his undergraduate degree from Duke University and a J.D. degree from Harvard Law School.

Summary Compensation Table

        The following table shows for the fiscal years ended December 25, 2005, December 26, 2004 and December 28, 2003 the annual and long-term compensation paid by Molson Coors to the Chief Executive Officer, Chief Financial Officer and the other four most highly compensated executive officers of Molson Coors for the year ended December 25, 2005.

Long-Term Compensation
Annual Compensation
					Restricted Stock Unit Awards ($) (4)	Securities Underlying Options (#) (5)
Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Other Annual Compensation ($) (3)			LTIP Payouts ($) (6)	All Other Compensation ($) (7)
W. Leo Kiely III Chief Executive Officer (8)	2005 2004 2003	892,249 794,000 800,000	0 883,127 281,250	0 0 0	3,696,300 0 0	175,000 150,000 150,000	0 838,632 0	133,875 118,180 105,380
Peter H. Coors Executive Chairman, Coors Brewing Company(8)	2005 2004 2003	756,500 332,402 771,000	0 296,917 222,750	0 0 0	2,464,200 0 0	125,000 125,000 125,000	0 830,228 0	40,836 32,637 33,670
Timothy V. Wolf Senior Vice President Global Chief Financial Officer	2005 2004 2003	493,775 426,000 419,500	0 336,849 163,522	0 0 0	612,050 0 0	50,000 40,000 40,000	0 447,271 0	853,905 11,010 9,959
Kevin T. Boyce President and Chief Executive Officer, Molson Canada (9)	2005	490,319	480,645	0	0	36,000	0	12,326
Peter S. Swinburn President and Chief Executive Officer, Coors Europe & Asia (9)	2005 2004 2003	528,999 398,417 230,664	348,506 246,334 126,373	221,657 365,003 298,132	0 0 0	40,000 20,000 23,000	0 252,235 0	0 0 0
Frits D. van Paasschen President and Chief Executive Officer, Coors Brewing Company	2005	475,543	781,250	113,507	0	150,000	0	100,960
(1)
Salary information for Mr. Boyce represents amounts earned after the date of the Merger, which was February 9, 2005. Mr. van Paasschen's salary amount is for the period following the date of the commencement of his employment, which was March 29, 2005.

(2)
Amounts awarded under the MCBC Incentive Plan. Mr. van Paasschen's bonus compensation consisted of two parts, his normal bonus under the MCBC Incentive Plan ($468,750) and a special growth bonus associated with Coors' growth in beer sales volume versus industry growth ($312,500). Both of these bonus amounts were guaranteed during his first year of employment.

(3)
This column includes perquisites and other personal benefits, including travel and housing. A zero in this column means the total perquisites and personal benefits for the individual for the year indicated is less than the lesser of either $50,000 or 10% of such person's aggregate salary and bonus. Mr. Swinburn's other annual compensation includes cash allowances, bonuses and other payments related to his international status in 2003, 2004 and in early 2005. Mr. van Paasschen's other annual compensation is primarily reimbursement for moving and relocation costs associated the commencement of his employment in 2005

(4)
Mr. Kiely was awarded 60,000 shares of restricted stock at a grant price of $61.61. Mr. Coors was awarded 40,000 shares of restricted stock at a grant price of $61.61. Mr. Wolf was awarded 10,000 shares of restricted stock at a grant price of $61.25.

(5)
See discussion under "Stock Option Grants" for options issued in 2005.

(6)
Represents compensation earned in 2004 under a long-term incentive program dependent upon the achievement of debt paydown goals since 2002. Under this program, certain executive officers could earn a bonus equal to 100% of their annual salary, payable in Company stock, if the Company met certain debt reduction goals as of December 31, 2004.

(7)
Mr. Wolf earned $839,370 during 2005 under the Executive Continuity and Protection Program. This program was established in 2005 following the Merger to compensate those officers that did not choose to exercise their rights under change in control agreements, but rather continue serving as officers of MCBC. The amount shown represents amounts earned from February 9, 2005, through December 31, 2005. On April 1, 2006, Mr. Wolf was paid $939,786, which represented the total amount earned between February 9, 2005 and February 8, 2006. Mr. Wolf is also eligible for this benefit for the period between February 9, 2006 and February 8, 2007.

Mr. Boyce received a bonus of $146,325 upon completion of the Merger on February 9, 2005. These amounts were earned prior to the Merger while an employee of Molson, Inc., and so are not shown here.

Mr. van Paasschen received a sign-on bonus of $100,000 upon the commencement of his employment on March 29, 2005.

MCBC provides term life insurance for certain named executive officers. The officers' life insurance provides six times the executive base salary until retirement, when the benefit terminates. The following table shows the 2005, 2004 and 2003 annual premium benefit for each executive, along with the gross-up to pay for each executive's related tax burden. The following table also sets forth each executive's taxable group-term life insurance payments made by Molson Coors on behalf of such executive.

Executive	Year	Life Insurance Premium Benefit	Life Insurance Tax Gross-Up	Group-Term Life Premium Benefit
Mr. Kiely	2005 2004 2003	$83,409 73,865 65,390	$41,079 36,379 32,204	$9,387 7,937 7,785
Mr. Coors	2005 2004 2003	22,302 19,759 17,534	10,984 9,731 8,635	7,550 3,146 7,502
Mr. Wolf	2005 2004 2003	8,872 6,682 5,993	4,370 3,291 2,952	1,293 1,038 1,014
Mr. van Paasschen	2005	0	0	960

Mr. Swinburn is not taxed in the UK for life insurance premium benefits.

Mr. Boyce received benefits valued at $1,720 associated with basic life insurance and $10,588 associated with long-term disability insurance.

(8)
Neither Mr. Kiely nor Mr. Coors received a fee for serving as a director of Molson Coors in 2005.

(9)
Mr. Boyce and Mr. Swinburn are citizens of Canada and the United Kingdom, respectively. They are paid in Canadian dollars and British pounds, respectively. Average foreign exchange rates were used to present in U.S. dollars their salaries and other compensation received ratably throughout the year. Spot exchange rates were used to present bonus payments.

Stock Option Grants

        The table below provides information on grants of stock options during fiscal 2005 for the executive officers named in the "Summary Compensation Table" above.

	Individual Grants
	Number of Securities Underlying Options Granted (#) (1)				Potential Realizable Value at assumed rates of stock price appreciation for option term
		% of total options granted to employees in fiscal year
Name			Exercise or base price ($/Share)	Expiration date
					5%	10%
W. Leo Kiely III	175,000	7.59%	74.36	5/12/2015	8,183,255	20,737,976
Peter H. Coors	125,000	5.42%	74.36	5/12/2015	5,845,182	14,812,840
Timothy V. Wolf	50,000	2.17%	74.36	3/15/2015	2,338,073	5,925,136
Frits D. van Paasschen	150,000	6.50%	77.21	3/29/2015	7,283,071	18,456,733
Kevin T. Boyce	36,000	1.56%	66.56	7/06/2015	1,506,982	3,818,989
Peter S. Swinburn	40,000	1.73%	70.15	5/02/2015	1,764,663	4,472,001
(1)
On December 21, 2005, the Molson Coors Board of Directors approved the acceleration of the vesting of all outstanding stock options with an exercise price greater than $70.00 (other than those held by non-employee directors). Because the exercise prices of the affected options were higher than the December 21, 2005 closing price of Molson Coors' common stock, the company expects accelerating the vesting to have a positive effect on the employees' motivation to increase the Company's profitability by allowing them to receive value from these stock option grants in a shorter time frame. All of the options granted to Mr. Kiely, Mr. Coors, Mr. Wolf and Mr. van Paasschen were subject to accelerated vesting. Mr. Boyce was granted 14,000 options at an exercise price of $74.36 that were subject to accelerated vesting and 22,000 options at an exercise price of $61.60 that were not subject to accelerated vesting. Mr. Swinburn was granted 25,000 options at an exercise price of $74.36 that were subject to accelerated vesting and 15,000 options at an exercise price of $63.14 that were not subject to accelerated vesting.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End (FY-End) Option Values

        The table below provides information on shares underlying options exercisable at the end of fiscal 2005 and options exercised during fiscal 2005 for the executive officers named in the "Summary Compensation Table" above.

	Individual Grants		Number of Securities Underlying Unexercised Options of FY-End		Value of Unexercisable In-the-Money Options at FY-End
Name	Shares Acquired on Exercise (#)	Value Realized (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
W. Leo Kiely III	25,354	1,191,058	956,651	—	7,891,000	—
Peter H. Coors	22,330	975,374	907,800	—	8,886,440	—
Timothy V. Wolf	29,146	838,740	225,749	—	1,514,461	—
Frits D. van Paasschen	—	—	150,000	—	—	—
Kevin T. Boyce	—	—	95,000	22,000	—	102,960
Peter S. Swinburn	—	—	80,000	15,000	468,655	47,100
(1)
Values stated are the difference between the option price and the market price at the time of exercise.

Pension Plans Tables

United States Pension Plan Table

        The following table sets forth annual retirement benefits for representative years of service and average annual earnings.

Benefits Accrued Through June 30, 2005

	Years of Service
Average Annual Compensation (in USD)
	10		20		30		40
$100,000	$20,000		$40,000		$60,000		$80,000
200,000	40,000		80,000		120,000		160,000
300,000(1)	60,000		120,000		180,000	(1)	240,000	(1)
400,000(1)	80,000		160,000		240,000	(1)	320,000	(1)
500,000(1)	100,000		200,000	(1)	300,000	(1)	400,000	(1)
600,000(1)	120,000		240,000	(1)	360,000	(1)	480,000	(1)
700,000(1)	140,000		280,000	(1)	420,000	(1)	560,000	(1)
800,000(1)	160,000		320,000	(1)	480,000	(1)	640,000	(1)
900,000(1)	180,000	(1)	360,000	(1)	540,000	(1)	720,000	(1)
1,000,000(1)	200,000	(1)	400,000	(1)	600,000	(1)	800,000	(1)
(1)
Maximum permissible benefit under ERISA from the qualified retirement income plan for 2005 was $170,000. Annual compensation exceeding $210,000 is not considered in computing the maximum permissible benefit under the qualified plan. Molson Coors has a non-qualified supplemental retirement plan to provide full accrued benefits to all employees in excess of Internal Revenue Service maximums.

        Total benefits payable from the qualified and non-qualified retirement plans is the sum of the benefits accrued as of June 30, 2005 calculated under the old plan formula and the benefits accrued after July 1, 2005 calculated under the new plan formula. The above table applies to benefits accrued through June 30, 2005.

        Annual compensation covered by the qualified and non-qualified retirement plans and credited years of service for the U.S. named executive officers in fiscal year 2005 as of June 30, 2005 are as follows: W. Leo Kiely III, $925,000 and 12.3 years; Peter H. Coors, $756,500 and 34.4 years; Frits D. van Paasschen, $625,000 and 0.3 years; and Timothy V. Wolf, $525,000 and 10.4 years.

        Average Annual Compensation is defined as the average base salary (three highest consecutive years out of the last 10) for employees participating in the plan, including commissions but excluding bonuses and overtime pay, for the benefits accrued as of June 30, 2005. Compensation also includes amounts deferred by the individual under Internal Revenue Code Section 401(k) and any amounts deferred into a plan under Internal Revenue Code Section 125. Normal retirement age under the plan is 65. An employee with at least 5 years of vesting service may retire as early as age 55. Benefits are reduced for early retirement based on an employee's age and years of service at retirement; however, benefits are not reduced if (1) the employee is at least age 62 when payments commence; or (2) the employee's age plus years of service equal at least 85 and the employee has worked for Molson Coors at least 25 years and has reached the age of 55. The amount of pension actuarially accrued under the pension formula is based on a single life annuity and is subject to an offset for Social Security benefits.

        Effective July 1, 2005, the pension formula was changed for years of service credited after July 1, 2005 from the final average pay formula represented in the table above to a career pay plan which provides an annuity with the present value equal to 15% of each year's compensation, reduced 4% compounded annually for each year payment precedes age 65. As of the 2005 fiscal year end, the accumulated earnings and corresponding annual single life annuity payable at age 65 for the U.S. named executive officers in fiscal year 2005 are as follows: W. Leo Kiely III, $463,000 and $6,000; Peter H. Coors, $378,000 and $5,000; Frits D. van Paasschen, $313,000 and $4,000; and Timothy V. Wolf, $263,000 and $3,000.

        W. Leo Kiely III has a guaranteed minimum benefit from the combination of the formulas above equal to an annual annuity of $250,000 payable at age 62. The benefits will be reduced for early retirement based on age and years of service at retirement; however, benefits are not reduced if at least age 62 when payments commence.

        In addition to the annual benefit from the qualified retirement plan, Peter H. Coors is covered by a salary continuation agreement. This agreement provides for a lump sum cash payment to the officer upon normal retirement in an amount actuarially equivalent in value to 30% of the officer's last annual base salary, payable for the remainder of the officer's life, but not less than 10 years. The interest rate used in calculating the lump sum is determined using 80% of the annual average yield of the 10-year Treasury constant maturities for the month preceding the month of retirement. Using 2005 eligible salary amounts as representative of the last annual base salary, the estimated lump sum amount for Peter H. Coors would be based upon an annual benefit of $226,950, paid upon normal retirement.

        Molson Coors' principal U.S. retirement income plan is a defined benefit plan. The amount of contribution for officers is not included in the above table since total plan contributions cannot be readily allocated to individual employees.

Canada Pension Plan Table

        The following table sets forth annual retirement benefits for representative years of service and average annual earnings.

Benefits accrued through December 25, 2005

	Years of Service
Average Annual Compensation (in USD)
	10		20		30		40
$50,000	$10,000	(1)	$20,000	(1)	$30,000	(1)	$40,000	(1)
100,000	20,000	(1)	40,000	(1)	60,000	(1)	80,000	(1)
150,000	30,000	(1)	60,000	(1)	90,000	(1)	120,000	(1)
200,000	40,000	(1)	80,000	(1)	120,000	(1)	160,000	(1)
250,000	50,000	(1)	100,000	(1)	150,000	(1)	200,000	(1)
300,000	60,000	(1)	120,000	(1)	180,000	(1)	240,000	(1)
350,000	70,000	(1)	140,000	(1)	210,000	(1)	280,000	(1)
400,000	80,000	(1)	160,000	(1)	240,000	(1)	320,000	(1)
450,000	90,000	(1)	180,000	(1)	270,000	(1)	360,000	(1)
500,000	100,000	(1)	200,000	(1)	300,000	(1)	400,000	(1)
(1)
Maximum permissible benefit under the Income Tax Act (Canada) from the registered retirement income plan for 2005 was $2,000 per year of credited service. Molson Coors has unregistered plans to provide full accrued benefits to named executive officers in excess of the Income Tax Act maximums.

        Annual compensation covered by the registered and unregistered retirement plans and credited years of service for the Canadian named executive officer in fiscal year 2005 as of December 25, 2005 is as follows: Kevin T. Boyce, $490,000 and 1.8 years.

        Average Annual Compensation is defined as the greater of the average of the three consecutive fiscal years of highest earnings or the final 36 months of earnings (base salary and bonus). Retirement benefits normally commence at age 65, however benefits can begin as early as age 55. Total benefits can be estimated from the table above, based upon the normal retirement age of 65. The amount of pension actuarially accrued under the pension formula is based on a single life annuity and is not subject to an offset for government benefit plans.

        Molson Coors' principal Canadian retirement income plans are defined benefit plans. The amount of contribution for employees is not included in the above table since total plan contributions cannot be readily allocated to individual employees.

United Kingdom Pension Plan Table

        The following table sets forth annual retirement benefits for representative years of service and average annual earnings.

Benefits accrued through December 25, 2005

	Years of Service
Average Annual Compensation (in USD)
	10	20	30	40
$50,000	$17,000	$33,000	$33,000	$33,000
100,000	33,000	67,000	67,000	67,000
150,000	50,000	100,000	100,000	100,000
200,000	67,000	133,000	133,000	133,000
250,000	83,000	167,000	167,000	167,000
300,000	100,000	200,000	200,000	200,000
350,000	117,000	233,000	233,000	233,000
400,000	133,000	267,000	267,000	267,000
450,000	150,000	300,000	300,000	300,000
500,000	167,000	333,000	333,000	333,000
550,000	183,000	367,000	367,000	367,000

        Annual compensation covered by the tax-approved retirement plan and credited years of service for the UK named executive officer at the end of fiscal year 2005 is as follows: Peter S. Swinburn, $528,999 and 19.6 years.

        Average annual compensation for executive members of the plan is defined as the best one year average base salary, excluding bonuses, in the last five years of employment. Normal retirement age for executive members of the plan is age 60, although Mr. Swinburn may draw his benefits from age 55 without reduction for early payment under an enhanced early retirement facility. When in payment, the plan pension will increase in line with price inflation subject to a maximum of 5% per year. The amount of pension actuarially accrued under the pension formula is based on a single life annuity and is not subject to an offset for government benefit plans. Employee contributions are 5% of annual base salary.

        Molson Coors' principal UK retirement income plan is a defined benefit plan. The amount of contribution for employees is not included in the above table since total plan contributions cannot be readily allocated to individual employees.

Employment Contracts

        The Company has employment agreements in place with W. Leo Kiely III, the Chief Executive Officer of the Company, Peter H. Coors, Vice Chairman Molson Coors and Executive Chairman of Coors Brewing Company, Frits D. van Paasschen, President and CEO of Coors Brewing Company, Kevin T. Boyce, President and CEO of Molson Canada, and Peter S. Swinburn, President and CEO of Coors Europe & Asia. In addition, certain executive officers of the Company, including Timothy V. Wolf, our Global Chief Financial Officer, participate in the Executive Continuity and Protection Program ("ECPP").

        Kiely Employment Agreement.    Mr. Kiely's employment agreement took effect on June 27, 2005 (the "Effective Date") and has a term of three years provided that on each anniversary of the Effective Date, the term automatically extends for a period of three years from such anniversary, unless at least six (6) months prior to each anniversary, the Company gives notice to Mr. Kiely that his employment will not be so extended. The agreement provides for a base salary of $925,000 per year, which has been increased to $980,000 for 2006. The base salary is reviewed annually for an increase and may not be reduced after any increase. Mr. Kiely is also eligible for an annual target bonus of at least 100% of his then annual base salary. The agreement also provides that Mr. Kiely is entitled to at least five weeks of vacation annually and to participate in all of the Company's employee benefit, deferred compensation and perquisites plans and programs made available generally to senior executive officers of the Company. Mr. Kiely is also eligible to receive cash and/or equity awards under the Company's incentive compensation plan commensurate with his position and consistent with such awards granted to senior executives of the Company. Pursuant to the agreement, the Company granted Mr. Kiely 60,000 restricted stock units ("RSUs") on approximately the Effective Date (the "Retention Award") as consideration for Mr. Kiely's continued employment with the Company and agreeing to waive any rights under his change-in-control agreement which were triggered as a result of the Molson Coors merger. The RSUs vest in three equal annual installments on the anniversary of their grant date. The agreement also provides as further consideration for Mr. Kiely agreeing to waive any rights under his change-in-control agreement and remain with the Company, that the aggregate accrued benefit payable to him at age 62 under the Company's defined benefit retirement plans will not be less than $250,000 (provided that such amount will be reduced in the event that the payment commences prior to age 62).

        The agreement also provides that in the event that Mr. Kiely's employment is terminated by the Company for reasons other than for "cause" or by Mr. Kiely for "good reason," the Company shall pay to Mr. Kiely the sum of the following amounts:

  •
  accrued and unpaid amounts earned by Mr. Kiely until the date of termination;

  •
  base salary through the end of the year in which the termination occurs and a target bonus for the year in which the termination occurs;

  •
  the amount by which the (1) product of (x) three and (y) Mr. Kiely's annual base salary and his target bonus, exceeds (2) the value of the Retention Award on the date of their grant; and

  •
  75% of Mr. Kiely's then annual base salary.

        Upon such termination, all restrictions on awards of restricted stock or RSUs and other stock-based awards (other than stock options) will be cancelled and such awards shall vest and any stock options that were scheduled to vest and become exercisable within 36 months after such termination shall vest and become immediately exercisable.

        The agreement provides that, in certain situations, the Company will make additional payments to Mr. Kiely to offset excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code on payments otherwise payable under the agreement.

        In conjunction with entering into the employment agreement, Mr. Kiely entered into a confidentiality and non-competition agreement with the Company. This agreement provides that during the term of his employment with the Company and for a period of 12 months thereafter, Mr. Kiely shall not:

  •
  within the United States, Canada, the United Kingdom or Brazil, directly or indirectly own, manage, operate, control, be employed by, serve as a consultant to or otherwise participate in any business that has services or products competitive with those of the Company, or develop products or services competitive with those of Company;

  •
  cause or attempt to cause any individual who is, or at any time during the preceding three months was an executive or management employee of the Company ("Senior Employee") and who is then employed by the Company to leave the employ of the Company;

  •
  actively recruit or cause to be actively recruited any Senior Employee to work for any organization of, or in which Mr. Kiely is an officer, director, employee, consultant, independent contractor or owner of an equity interest;

  •
  cause to be hired any Senior Employee to work for any organization of, or in which Mr. Kiely is an officer, director, employee, consultant, independent contractor or owner of an equity interest; or

  •
  solicit, divert or take away, or attempt to take away, the business or patronage of any client, customer or account, or prospective client, customer or account, of the Company which were contacted, solicited or served by Mr. Kiely while employed by the Company.

        The agreement also provides that Mr. Kiely shall not: (i) use, copy, disclose, divulge, transmit, convey, transfer or otherwise communicate any confidential information to any person or entity, either directly or indirectly, without the Company's prior written consent; or (ii) disclose to the Company any confidential information or trade secrets of former employers or other entities that Mr. Kiely has been associated with.

        Coors Employment Agreement.    Mr. Coors employment agreement took effect on June 27, 2005 (the "Effective Date") and has a term of three years provided that on each anniversary of the Effective Date, the term automatically extends for a period of three years from such anniversary, unless at least six (6) months prior to each anniversary, the Company gives notice to Mr. Coors that his employment will not be so extended. The agreement provides for a base salary of $800,000 per year. The base salary is reviewed annually for an increase and may not be reduced after any increase. Mr. Coors is also eligible for an annual target bonus of at least 80% of his then annual base salary. The agreement also provides that Mr. Coors is entitled to at least five weeks of vacation annually and to participate in all of the Company's employee benefit, deferred compensation and perquisites plans and programs made available generally to senior executive officers of the Company. Mr. Coors is also eligible to receive cash and/or equity awards under the Company's incentive compensation plan commensurate with his position and consistent with such awards granted to senior executives of the Company. Pursuant to the agreement, the Company granted Mr. Coors 40,000 restricted stock units on approximately the Effective Date (the "Retention Award") as consideration for Mr. Coors' continued employment with the Company and agreeing to waive any rights under his change-in-control agreement which were triggered as a result of the Molson Coors merger. The RSUs vest in five equal annual installments on the anniversary of their grant date.

        The agreement also provides that in the event that Mr. Coors' employment is terminated by the Company for reasons other than for "cause" or by Mr. Coors for "good reason," the Company shall pay to Mr. Coors the sum of the following amounts:

  •
  accrued and unpaid amounts earned by Mr. Coors until the date of termination,

  •
  base salary through the end of the year in which the termination occurs and a target bonus for the year in which the termination occurs,

  •
  the amount by which the (1) product of (x) three and (y) Mr. Coors' annual base salary and his target bonus, exceeds (2) the value of the Retention Award on the date of their grant; and

  •
  75% of Mr. Coors' then annual base salary.

        Upon such termination, all restrictions on awards of restricted stock or RSUs and other stock-based awards (other than stock options) will be cancelled and such awards shall vest and any stock options that were scheduled to vest and become exercisable within 36 months after such termination shall vest and become immediately exercisable.

        The agreement provides that, in certain situations, the Company will make additional payments to Mr. Coors to offset excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code on payments otherwise payable under the agreement.

        In conjunction with entering into the employment agreement, Mr. Coors entered into a confidentiality and non-competition agreement with the Company, which agreement contains substantially the same terms and conditions as the confidentiality and non-competition agreement between Mr. Kiely and the Company described above.

        van Paasschen Employment Agreement.    Mr. van Paasschen is party to an employment agreement dated February 28, 2005. The agreement provides for an annual base salary of $625,000, to be reviewed annually. The annual base salary has been set at $644,000 for 2006. Mr. van Paasschen received a sign on bonus consisting of a $100,000 contribution under the Company's Deferred Compensation Program and options to purchase 75,000 shares of the Company's Class B Common Stock, vesting in three equal annual installments from the date of grant. Mr. van Paasschen is also eligible for Company benefits including: five weeks of vacation annually; participation in the Company's retirement plans, including pension and 401(k) plans; health and disability insurance; and term life insurance. Mr. van Paasschen is also eligible for other incentives, including a target bonus of 75% of annual salary (guaranteed for 2005), growth-based bonuses, and long-term incentive compensation. Under his employment agreement, options to purchase 75,000 shares of the Company's Class B Common Stock were granted to Mr. van Paasschen as long term incentive compensation for 2005. Mr. van Paasschen is eligible to earn up to $937,500 in total over three years in such growth-based bonuses in increments of up to $312,500 per year (guaranteed for 2005) if the Company achieves its annual goal of volume growth for such year. In the event Mr. van Paasschen's employment is terminated by the Company for reasons other than for cause, Mr. van Paasschen is entitled to receive a severance payment equal to one times his annual base salary and target bonus at the time of termination. The agreement also provides that in the event that the Chief Executive Officer of Molson Coors on the date of the agreement leaves the Company after three years and Mr. van Paasschen is not selected to succeed him, Mr. van Paasschen will be eligible to leave the Company and receive a severance payment equal to two times his then base salary and target bonus. Mr. van Paasschen also entered into an Inventions and Nondisclosure Agreement containing prohibitions on the disclosure of confidential information and non-competition provisions.

        On March 21, 2006, the Company issued 150,000 limited stock appreciation rights ("LOSARS") to Mr. van Paasschen. The LOSARS rectify a monetary loss that Mr. van Paasschen experienced when, at the Company's request, he commenced employment with the Company two months earlier than initially agreed (March 2005 rather than May 2005). As a consequence of Mr. van Paasschen joining the Company earlier, stock options that the Company granted him at the outset of his employment, and as an inducement to join the Company, had less value because the stock price in March 2005 exceeded the stock price in May 2005. Upon exercise, the LOSARS entitle Mr. van Paasschen to receive shares of the Company's Class B Common Stock with a fair market value equal to the excess of the trading price of such shares on the date of exercise (up to a ceiling of $77.20) over $70.01 (the trading price on the date of grant). The Company also issued Mr. van Paasschen, Restricted Stock Units with a value equal to $1,165,500. These Restricted Stock Units vest on the third anniversary of the date of grant.

        Boyce Employment Agreement.    Mr. Boyce is party to an employment agreement with the Company dated February 6, 2004. The agreement provides for an annual base salary which has been set at $593,000 for 2006. The agreement also provides for certain Company benefits including: participation in the Company's retirement plans; life insurance; long term disability; a Company provided automobile; club member initiation fees and dues; financial counseling and tax return preparation; and four weeks of vacation annually. In the event that Mr. Boyce's employment with the Company is terminated other than for cause, disability, retirement or death, the agreement provides for Mr. Boyce to receive a severance payment in the form of the continuation of his base salary and benefits for a period of 24 months. The agreement also contains non-compete and non-solicitation of employees provisions.

        Swinburn Employment Agreement.    Mr. Swinburn is party to an employment agreement with the Company dated March 20, 2002. The agreement provides that Mr. Swinburn's employment may be terminated by the Company by giving 24 months prior written notice or by Mr. Swinburn by giving six months prior written notice. Pursuant to the terms of the agreement, Mr. Swinburn was granted 2,000 stock options in February of 2002. The agreement provides for an annual base salary which has been set at $580,000 for 2006. The agreement also provides for certain Company benefits including: participation in the Company's retirement plans and equity incentive plan; life insurance; a Company provided automobile; and 31 days of vacation annually. The agreement also contains non-compete and non-solicitation of employees provisions as well as prohibitions on the use of confidential information.

        Executive Continuity and Protection Program.    Certain Coors executive officers who had change-in-control agreements prior to the merger of Molson and Coors, including Timothy V. Wolf, our Global Chief Financial Officer, participate in the Company's Executive Continuity and Protection Program ("ECPP"). After the consummation of the merger of Coors and Molson, Molson Coors offered the ECPP to various pre-merger Coors employees who were otherwise entitled to change-in-control severance payments in certain situations as a result of the merger. The purpose of the ECPP was to provide certainty in the composition of Molson Coors' management by restructuring change-in-control agreements to preclude management employees from leaving Molson Coors as a result of the merger and receiving change-in-control severance benefits. Employees who were party to change-in-control agreements who did not agree to participate in the ECPP were terminated. Under the terms of the ECPP, the employee's change-in-control payment converted to a retention bonus (equal to two times base salary and target bonus) to be earned by the employee as follows: 50% on February 9, 2006 (the first anniversary of the merger) and the remaining 50% on February 9, 2007. Under the terms of the ECPP, the actual retention bonus earned by each such employee is subject to a 10% increase for an "above target" review for the immediately preceding year, or a 10% reduction for a "below target" review. In addition, employees participating in the ECPP agreed to waive all rights under the change-in-control agreement including certain stock option rights, pension and supplemental retirement plan benefits and other benefits to which the employee would otherwise have been entitled under the applicable change-in-control agreement.

        The ECPP provides that upon termination of employment prior to February 9, 2007 by Molson Coors without "cause" or by the employee for "good reason," which includes a reduction in base salary (other than as part of a general reduction applicable to comparable management employees) or failure to provide the reasonable opportunity to participate in incentive, bonus, equity-based and other plans and programs in which executives with comparable duties participate or any failure to provide the compensation contemplated thereby, the employee would be entitled to a severance benefit that, when combined with the retention bonus, will approximate the cash portion of the change-in-control severance that would have been paid in such circumstances under the existing change-in-control agreement. Such severance benefit would be equal to the sum of: (1) base salary through the end of the then-current fiscal year plus an amount equal to the greater of (A) his or her target bonus for the year of termination or (B) his or her annual incentive bonus (the "Target Bonus"); (2) the full amount of any unpaid retention bonus (at the "on target" level); and (3) the excess, if any, of (A) two times the sum of base salary and the greater of (1) the Target Bonus and (2) the highest actual annual incentive bonus in fiscal years 2002, 2003 and 2004 over (B) the total retention bonus at the "on target" level.

        Pursuant to the terms of the ECPP, Mr. Wolf's change-in-control payment was converted into the opportunity to earn a special target retention bonus of $1,708,702, 50% of which was earned on February 9, 2006 (and paid on April 1, 2006) and the remaining 50% will be earned on February 9, 2007, so long as Mr. Wolf is still employed by Molson Coors at such time.

Compensation and Human Resources Committee Report on Executive Compensation

        The Compensation and Human Resources Committee of the Board of Directors ("Committee") has furnished the following report on executive compensation for 2005. The Committee is composed entirely of directors determined by the Board, in its business judgment, to be independent under the listing standards of the New York Stock Exchange and Molson Coors' certificate of incorporation. The Committee is responsible for the establishment and oversight of Molson Coors' executive compensation program. Mr. Matthews joined the Committee effective February 17, 2006, and did not serve on the Committee during the period to which this report relates.

Role of the Compensation and Human Resources Committee

        The Board has delegated its responsibility to set the compensation of the Chief Executive Officer and other members of senior management to the Committee, although the full Board approves the compensation of the Chief Executive Officer. Accordingly, the Committee's Charter provides that the Committee is responsible for:

  •
  Reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and making recommendations to the Board of Directors with respect to the performance and compensation of the Chief Executive Officer contemplated by the bylaws of Molson Coors;

  •
  Setting the compensation of other executive officers of Molson Coors;

  •
  Recommending to the Board of Directors the adoption, termination, or modification of the Molson Coors compensation and benefit plans, incentive and special compensation and equity-based plans or programs for officers and other employees;

  •
  Reviewing and monitoring compensation policies and practices, perquisites and other fringe benefits;

  •
  Making awards under, reviewing and interpreting the Molson Coors' compensation, incentive, equity and other benefit plans;

  •
  Performing succession planning for executive officer positions and monitoring the succession planning process for other members of management;

  •
  Submitting annually a report on executive compensation to be included in the proxy statement and overseeing compliance with reporting requirements relating to executive compensation;

  •
  Reviewing and making recommendations to the Nominating Committee with respect to Board of Director compensation; and

  •
  Periodically reporting on the Committee's activities to the full Board of Directors.

        The Committee is authorized to select, retain and approve the fees of compensation consultants, outside counsel and other advisors and to cause Molson Coors to pay the necessary or appropriate expenses of the Committee, in each case at the discretion of the Board.

Executive Compensation Policies (2005)

        During 2005, the Committee adhered to several guiding principles in carrying out its responsibilities:

  •
  The Company underwent a complex merger in 2005 and it was important that the business teams work together. The Committee recognized that compensation was an important tool in integrating the different business units.

  •
  Total compensation should reward individual, team and corporate performance and provide incentive to enhance shareholder value. Variable pay awards (short and long-term) will correlate closely (up and down) with business and individual performance.

        Our total reward package includes base and variable pay, equity programs, benefits and personal growth. Molson Coors provides a base salary that will maintain its competitive market position. Molson Coors offers an annual incentive opportunity that aligns corporate growth objectives and performance with individual achievements. Performance measurement reflects objective achievement levels and fact-based judgments. The relative emphasis of each is set by local management.

        At more senior levels of leadership, we focus on a combination of short and long-term performance. Over time, top performers should receive above average compensation and above median variable pay commensurate with Company results.

        Along with our culture and other management systems, equity rewards will help us drive performance for Molson Coors, business units, and individuals. Equity will be used to align employees and our stockholders and will be focused on those individuals with the greatest ability to impact results.

        The Committee considers several factors when determining compensation for executive officers:

  Overall Company Performance

        In addition to its familiarity with Company operations through participation at regular Board meetings, the Committee reviews Molson Coors' score card, which includes such items as annual sales, cost of goods sold, earnings, cash flow per share growth, debt reduction goals, market share gains, progress toward long-term objectives, and various qualitative factors relating to Company performance. Each year, management sets specific performance targets for Molson Coors and certain business units for each of the categories set forth above. In addition, some business units have specific targets in addition to overall Company performance that impact the performance ratings of the executive officers and other management personnel responsible for those units. These targets generally provide ranges below which no bonus compensation will be paid, and ranges for which incentive compensation will be paid, but which will vary depending on the level of performance within those ranges. The Committee reviews the performance targets annually, makes recommendations, and determines whether to approve management's targets and recommended salary and bonus levels.

  Individual Performance

        The Committee considers, in addition to business results, the executive's achievement of various other managerial objectives and personal development goals.

  Competitive Compensation

        In assessing the Company's overall compensation program for its senior executives, the Committee benchmarks against companies with similar market capitalization and revenues, as well as against companies in similar industries, with an overall guideline of targeting base compensation at the 50th percentile and variable or incentive-based compensation at the 75th percentile where warranted by performance.

  Salary

        Molson Coors has employment agreements with W. Leo Kiely, Peter H. Coors, Kevin T. Boyce, Peter Swinburn and Frits D. van Paasschen, as well as retention arrangements under the Executive Continuity and Protection Program with certain other Company executives (as more fully described under "Employment Contracts" above). In setting base salaries, the Committee generally considers the overall financial performance of Molson Coors as well as external and internal pay equity.

        Salaries for executive officers, other than the Chief Executive Officer, were targeted at market level in line with our overall compensation philosophy.

  Bonus

        Molson Coors pays incentive (bonus) compensation to all of its officers and most employees, except certain sales employees and production employees under collective bargaining agreements, in accordance with prescribed plans. The plans are reviewed and approved by the Committee annually. These plans authorize payment of cash and/or stock based bonuses to participants based on a pre-established range of Company or business unit performance goals for designated performance periods. The incentive amount is calculated based on a percentage of the participant's salary, depending on grade level and position, and is divided into individual and Company-based components. Bonuses for higher ranked employees are weighted more in favor of Company performance and less individual performance. In addition, performance in some cases may include targets not totally within the control of the participant in order to incorporate cross-functional goals.

        In March 2006, the Committee certified the 2005 results against established performance goals and approved individual bonuses for certain executive officers and employees who participate in the incentive plans, and who were determined to merit such bonuses. However, executives whose bonuses are based entirely on Company performance, including Messrs. Kiely and Wolf, did not receive a bonus for 2005.

  Long-Term Incentives

        Stock option and restricted share awards were used as Molson Coors' long-term incentives in 2005. Stock option and restricted share awards were made to approximately 750 middle and upper level managers, including Mr. Kiely and the other executive officers during 2005. The number of options and restricted share awards granted was based on job level and market total compensation. See "Executive Compensation Policies (2006)" below for a description of the stock options and restricted stock units.

Chief Executive Officer Compensation

        We believe Mr. Kiely's compensation is reasonable relative to the market for chief executive officers in the comparable group of companies. Mr. Kiely's bonus is based entirely on Company performance. Because the Company did not reach its performance goals in 2005, Mr. Kiely did not receive a bonus for that year.

        In 2005, the Committee approved a long-term incentive award to Mr. Kiely for 175,000 stock options and 60,000 restricted stock units under the 1990 Equity Incentive Stock Plan. The Committee determined the amount of this award after reviewing competitive market data, Mr. Kiely's individual performance, and the need to eliminate certain change in control rights to which Mr. Kiely otherwise would have been entitled because of the merger to form Molson Coors.

        The Committee also reviewed perquisites and other compensation paid to Mr. Kiely for fiscal 2004 and found these amounts to be reasonable.

Executive Compensation Policies (2006)

        During 2005, the Committee, with the assistance of its compensation consultant and Management, reviewed the compensation philosophy and policies of Molson Coors. The Committee undertook this comprehensive review because Molson Coors is a significantly larger and more complicated company than either Coors or Molson before the merger, operating in multiple international markets. The Committee recognized that the Company's compensation system must match that reality. Moreover, we are committed to following best practices for executive compensation within our comparator group and, more generally, for large, publicly-traded companies. 2005 clearly was a year in which best practices evolved significantly.

        As a consequence, the Committee adopted a new long-term incentive compensation program for 2006. The program will use three mechanisms: first, performance shares; second, restricted stock units; and third, stock options. The performance share program will create a 5-year window in which granted shares will vest, upon meeting earnings objectives. If the objectives are not met within the window, no shares will vest, and the program will expire. This program will be broadly applicable to the Company's managers. Compared with pre-merger Coors, the restricted share program will involve grants to fewer individuals, higher within the organization, based on individual and corporate performance. Once granted, RSUs will vest three years from the date of grant, without regard to Company performance. Finally, stock options, which vest in three equal annual installments beginning on the first anniversary of the grant date, will be available to far fewer members of management than in prior years. Under the 2006 program, long term incentive awards will be made to approximately 500 employees which represents a significant decrease from 2005 and prior years. The Committee's decision to reduce the use of stock options in the 2006 long-term incentive compensation plan was based on three goals: (1) reducing stockholder dilution; (2) focusing long-term incentive compensation on Company performance; and (3) managing the costs to the Company of its long-term incentive program under the new accounting rules.

Policy on Deductibility of Compensation Expenses

        Molson Coors is not allowed a tax deduction for certain compensation paid to certain executive officers in excess of $1 million, except to the extent such excess constitutes performance-based compensation. The Committee considers its primary goal to be the design of compensation strategies that further the best interests of Molson Coors and its stockholders. To every extent, the Committee will attempt where practical to use compensation policies and programs that preserve the deductibility of compensation expenses.

SUBMITTED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE
OF THE BOARD OF DIRECTORS

	Francesco Bellini		John E. Cleghorn
Charles M. Herington		Gary S. Matthews		H. Sanford Riley

PERFORMANCE GRAPH

        The following graph compares Molson Coors' cumulative total stockholder return over the last five fiscal years with the Standard and Poor's 500 Index® and a group of peer companies which includes Molson Coors, Anheuser-Busch Companies, Inc., The Boston Beer Company, Inc., and Constellation Brands Inc., (collectively, the "Peer Group")(1). The graph assumes $100 was invested on December 29, 2000 (the last day of fiscal year 2000) in Molson Coors common stock, the Standard and Poor's 500 Index® and the Peer Group, and assumes reinvestment of all dividends.

Molson Coors Brewing Company
Comparison of Five Year Cumulative Total Return

	At Fiscal-Year End
	2000	2001	2002	2003	2004	2005
Molson Coors	$100.00	$68.83	$76.87	$73.00	$97.49	$89.00
S&P 500	$100.00	$89.11	$68.29	$88.12	$97.77	$104.40
Peer Group(1)	$100.00	$95.14	$102.15	$113.75	$116.48	$104.69
(1)
Peer Group is the Russell 3000® Beverage Brewers Wineries Industry Index. Dividends in this index were not reinvested during 2001 and 2002. Bloomberg's® code for this index is R3BVBW.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Molson Coors' executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership in their holdings of Molson Coors stock. Copies of these reports also must be furnished to Molson Coors. Based on an examination of these reports and on written representations provided to Molson Coors, all such reports have been timely filed other than the following which were inadvertently filed after the required date for filing: (1) a Form 3 filed on behalf of Ms. Coors Osborn as a result of her appointment to the Board and a Form 4 filed on her behalf reporting her receipt of a stock option grant; (2) a Form 4 filed on behalf of Mr. Kiely reporting six gifting transactions which had not been previously reported; (3) a Form 4 filed on behalf of Mr. Swinburn reporting receipt of a stock option grant; (4) Form 3 filed on behalf of Mr. Cleghorn as a result of his appointment to the Board; and (5) a Form 3 filed on behalf of Mr. Daniel J. O'Neill as a result of his appointment to the Board.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

        From time-to-time, we employ members of the Coors and Molson families, which together own a controlling interest in Molson Coors. Hiring and placement decisions are made based upon merit, and compensation packages are offered that are commensurate with policies in place for all employees of Molson Coors. Melissa Coors Osborn, a director of Molson Coors, is employed by Coors Brewing Company ("CBC") and is paid a base salary of $95,000 in addition to cash bonuses, which in 2005 totaled $11,875. Geoff Molson is employed by Molson USA, LLC and is paid a base salary of $170,000 in addition to cash bonuses, which in 2005 totaled $39,440 under the Sales Incentive Plan of the Molson USA, LLC business. Peter J. Coors is employed by CBC and is paid a base salary of $80,000 in addition to cash bonuses, which in 2005 totaled $3,026.65. Christien Coors Ficeli is employed by CBC and is paid a base salary of $97,592.52 in addition to cash bonuses, which in 2005 totaled $15,823.25. Scott Coors was employed by CBC until April 2005 and was paid a salary of $26,949 from January to April 2005.

        We purchase a large portion of our paperboard packaging requirements from Graphic Packaging Corporation ("GPC"), a related party. The Adolph Coors Jr. Trust owns 39.62% of our Class A voting common stock, and various Coors family trusts collectively beneficially (including through Keystone Financing LLC) own approximately 13.3% of our Class B common stock, and approximately 30.41% of GPC's common stock. Our payments under the packaging agreement in 2005, 2004 and 2003 totaled approximately $75.3 million, $104.5 million, and $106.4 million, respectively. We expect payments in 2006 to be approximately the same as in 2005.

        We are also a limited partner in a real estate development partnership in which a subsidiary of GPC is the general partner. The partnership owns, develops, operates and sells certain real estate previously owned directly by us. We received no distributions from this partnership in 2005.

        From time to time, National Public Relations (Canada) Inc., of which Andrew Molson, a director of Molson Coors, is an employee and shareholder, provides public relations services to Molson Coors. The amount of payments for such services in 2005 was approximately $93,000.

STOCKHOLDER PROPOSALS AND NOMINATIONS

        To be eligible for inclusion in Molson Coors' proxy statement for the 2007 Annual Meeting of Stockholders, stockholder proposals must be received by Molson Coors by December 28, 2006.

        For nominations of persons to stand for election to the Board or other business to be properly brought before an annual meeting by a stockholder (other than with respect to any proposal of business to be considered by the stockholders at an annual meeting of stockholders, by stockholders of record of Molson Coors who hold at least fifty percent (50%) of the voting power entitled to vote for a majority of directors), the Bylaws require that such stockholder be entitled to vote at the meeting and must have given timely notice of the stockholder proposal in writing to the Corporate Secretary of Molson Coors, and such other business must be a proper matter for action by holders of the class of stock held by such stockholder. To be timely for the 2007 Annual Meeting of Stockholders, a stockholder's notice shall be delivered to the Corporate Secretary at the principal executive offices of Molson Coors no earlier than January 17, 2007 and no later than February 16, 2007; provided, however, that in the event that the date of any subsequent annual meeting is advanced by more than twenty (20) days, or delayed by more than ninety (90) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate as a director to be elected by the holders of the class of stock held by such stockholder, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on Molson Coors' books, and of any such beneficial owner and (ii) the class and number of shares of Molson Coors which are owned beneficially and of record by such stockholder and such beneficial owner.

        All notices for stockholder proposals and director nominations should be sent to Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202 or 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5.

OTHER BUSINESS

        As of the date of this proxy statement, Molson Coors had received no proposal, nomination for director or other business submitted in accordance with its Bylaws for consideration at the annual meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the annual meeting. However, if any other business should properly come before the annual meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the annual meeting.

By order of the Board of Directors,

Samuel D. Walker
Senior Vice President, Global Chief Legal Officer and
Secretary

April 25, 2006

        Stockholders who desire to have their stock voted at the meeting are requested to either (1) follow the Internet or telephone voting instructions on the enclosed proxy card or (2) mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope. Stockholders may revoke their proxies at any time prior to the meeting, and stockholders who are present at the meeting may revoke their proxies and vote, if they so desire, in person.

Appendix A

Audit Committee Charter

I.
Purposes

  The purposes of the Audit Committee of Molson Coors Brewing Company are to:

  1.
  Assist the Board in overseeing:

  •
  The conduct and integrity of the Company's financial reporting to any governmental or regulatory body, the public or other users thereof;

  •
  The Company's compliance with legal and regulatory requirements;

  •
  The Company's systems of internal control over financial reporting and disclosure controls and procedures;

  •
  The qualifications, engagement, compensation, independence and performance of the Company's independent accountants, their conduct of the annual audit and their engagement for any lawful purposes;

  2.
  Prepare the report that the rules and regulations of the Securities and Exchange Commission ("SEC") require to be included in the Company's annual proxy statement.

  3.
  Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

  While the Committee has the responsibilities and powers set forth in this Charter, it is recognized that the members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. The function of the Committee is oversight and it is not the duty of the Committee to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

II.
Composition

  The Committee shall be comprised of not less than three (3) directors, each of whom is independent within the meaning of the rules and regulations relating to audit committee members of (i) the New York Stock Exchange or any other securities exchange or broker quotation system on which the securities of the Company are listed from time to time (each, an "Applicable Exchange") and (ii) the SEC. All of the members of the Committee shall meet the financial literacy requirements of each Applicable Exchange, and at least one member of the Committee shall be an "audit committee financial expert" as defined by SEC rules. Members of the Committee may receive no compensation, directly or indirectly, from the Company other than director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors, and any other regular benefits that other directors receive.

  Members of the Committee shall be appointed by the Board of Directors. Committee members shall hold their offices for one year and until their successors are elected and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board.

  No director may serve as a member of the Committee if he or she serves on the audit committees of more than two other public companies unless the Board of Directors determines this would not impair the director's ability to effectively serve on the Committee and discloses its determination in the Company's annual report.

  The Board shall designate one of the members as a Chair of the Committee.

III.
Meetings

  The Committee shall meet at least four times annually or more frequently per the annual agenda and at such other times as determined by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Chair of the Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet separately and periodically (as appropriate) in executive session with management, the Chief Legal Officer, the director of the internal auditing department, the independent accountants and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed privately. The Committee shall keep a separate book of the minutes of their proceedings and actions.

IV.
Responsibilities and Duties

  To carry out its primary purposes, the Committee shall:

  With respect to the Independent Accountants:

  1.
  Directly appoint (subject, if applicable, to shareholder ratification), retain, compensate, evaluate and terminate the independent accountants, including sole authority to approve all audit engagement fees and terms. The independent accountants are ultimately accountable to, and report directly to, the Committee and the Board of Directors. The Committee shall provide oversight of the work of the independent accountants, including resolution of disagreements between management and the independent accountants regarding financial reporting.

  2.
  Review, assess and discuss the qualifications, independence and performance of the independent accountants and lead audit partner and report its conclusions to the Board.

  3.
  Obtain and review annually a report by the independent accountants describing: (1) the firm's internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audits carried out by the firm and any steps taken to deal with any such items. Discuss with the independent accountants any relationships or services disclosed in this report that may impact the quality of audit services or the objectivity of the independent accountants.

  4.
  Review with the independent accountants the independent accountants' audit plan. Discuss scope, staffing, locations, reliance upon management and internal auditing, and general audit approach. Review and discuss significant findings by independent accountants, any audit problems or difficulties (including any restrictions on scope of the audit or access to requested information) and management's responses and follow-up.

  5.
  Obtain from the independent accountants in connection with any audit a timely report relating to the Company's annual audited financial statements describing (1) all critical accounting policies and practices used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) any material written communications between the independent auditors and management or analyses setting forth significant financial reporting issues and judgments, such as any "management" letter or schedule of unadjusted differences.

  6.
  Obtain from the independent accountants assurance that (1) the audit was conducted in a manner consistent with Section 10A(b) of the Securities Exchange Act of 1934 as amended, and (2) the firm has complied with its obligation to identify and report fraud in connection with its audit of the Company's financial statements.

  7.
  Pre-approve all audit services, internal control-related services and, to the extent permitted by law, all non-audit services provided by the independent accountants and develop and maintain a pre-approval policy to facilitate such approval process.

  8.
  Discuss with management the timing and process for rotation of the lead audit partner, the concurring partner and any other active audit engagement partner and consider whether there should be a regular rotation of the audit firm itself.

  With respect to Internal Auditing:

  1.
  Annually review the audit project plan, significant changes in plan, activities, organizational structure and qualifications of the internal auditing department.

  2.
  Review the appointment, performance, and replacement of the head of internal auditing.

  3.
  Review significant reports prepared by the internal auditing department and management's responses and follow-up.

  With respect to Review Procedures:

  4.
  Review and reassess, at least annually, the adequacy of this charter and to recommend to the Board of Directors any modifications to this charter that the Committee considers necessary or valuable.

  5.
  Review and discuss with management and the independent accountants the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Discuss significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of internal controls and any special steps adopted in light of material control deficiencies. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

  6.
  Discuss any reports or communications (and management's and/or the internal audit department's responses) submitted to the Committee by the independent accountants required by or referred to in SAS 61 related to the conduct of the audit of financial statements.

  7.
  Discuss guidelines and policies governing the process by which management assesses and manages the company's exposure to risk. Discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  8.
  Inquire of the Company's Chief Executive Officer and Chief Financial Officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  9.
  Discuss earnings press releases and related financial information and earnings guidance provided to analysts, rating agencies and the public (paying particular attention to any use of "pro-forma" or non-GAAP information).

  10.
  Review effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  With respect to Ethical and Legal Compliance:

  11.
  Review reports from the Company's Chief Legal Officer regarding legal matters that could have a material or significant effect on the Company's financial statements in accordance with Statement of Financial Accounting Standards No. 5 ("Accounting for Contingencies"), under which determinations of probability of loss shall be made by the Chief Legal Officer, in consultation with the Principal Accounting Officer/Controller, with due consideration and processes for protecting the attorney-client privilege as determined by the Chief Legal Officer.

  12.
  Review with the Company's Chief Legal Officer the sufficiency of the Company's internal legal controls and any issues involving the Company's, its subsidiaries' and/or their employees' compliance with applicable laws and regulations in all jurisdictions in which the Company and its subsidiaries do business and take appropriate responsive action(s).

  13.
  Establish, review, and update periodically its Code of Business Conduct and ensure that management has established a system to enforce this code. Obtain reports from management and the Company's senior internal auditing director that the Company is in conformity with the Company's Code of Business Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct.

  14.
  Establish and maintain procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  With respect to Other Committee Responsibilities:

  15.
  Annually prepare and cause to be filed in the Company's annual proxy statement a report to stockholders as required by the SEC.

  16.
  Report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to its activities and other matters as the Committee may deem necessary or appropriate.

  17.
  Establish hiring policies for employees or former employees of the independent accountants.

  18.
  Annually present to the Board of Directors a review and recommendation for approval of the Annual Report to stockholders and Form 10-K.

  19.
  Ask members of management or others to attend meetings and provide pertinent information, as necessary.

  20.
  Prepare and review with the Board, in the manner the Committee deems appropriate, an annual performance evaluation of the Committee, comparing its performance with the requirements of this charter.

  21.
  Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws and governing law, in each case as the Committee or the Board deems necessary or appropriate.

V.
Resources and Authority

  The Committee has the authority to inquire into any matter it considers appropriate to carry out its responsibilities, with full access to all books, records, facilities and personnel of the Company and the independent accountants. The Committee shall have the (i) sole authority to retain, compensate, direct, oversee and terminate outside counsel, independent auditors and other advisors hired to assist the Committee, and (ii) authority to fund, as determined by the Committee, expenses of the Committee and its advisors that are necessary or appropriate in carrying out its duties, in each case without seeking the approval of the Board or management. The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	MOLCB1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOLSON COORS BREWING COMPANY

Vote on Directors

1.
Election of Directors

			For All	Withhold All	For All Except
Nominees:	(01) Francesco Bellini (02) Rosalind G. Brewer (03) Peter H. Coors (04) Franklin W. Hobbs IV (05) W. Leo Kiely III (06) Gary S. Matthews	(07) Eric H. Molson (08) Andrew T. Molson (09) Melissa Coors Osborn (10) Pamela H. Patsley (11) H. Sanford Riley	☐	☐	☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.

Vote on Proposal

The Board of Directors recommends a vote FOR the following proposal:		For	Against	Abstain
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2006.	☐	☐	☐

Please be sure to sign and date this Proxy.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTING INSTRUCTIONS FOR
holders of Class A Exchangeable Shares of Molson Coors Canada Inc.
or participants in certain Molson Coors retirement plans,
for the Annual Meeting of Stockholders of
 Molson Coors Brewing Company (the "Company")
to be held on May 17, 2006
(Must be received no later than May 12, 2006.)

If applicable, the individual(s) signing on the reverse side of this card, hereby instruct(s) and direct(s) the relevant trustee (as identified in the proxy statement) to vote or cause to be voted all the voting rights of the Company related to the shares or exchangeable shares held of record by the undersigned at the close of business on March 31, 2006, in accordance with the instructions noted hereon.

IF NO INSTRUCTION IS GIVEN AND YOU SIGN THE CARD, THE RESPECTIVE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE PURSUANT TO THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE PROVIDE YOUR INSTRUCTIONS, DATE AND SIGN THIS PROXY CARD AND RETURN PROMPTLY, OR VOTE BY INTERNET OR TELEPHONE AS DIRECTED ON THE REVERSE SIDE.

MOLSON COORS BREWING COMPANY

1225 l7TH STREET SUITE 3200 DENVER, COLORADO 80202	1555 NOTRE DAME STREET EAST MONTRÉAL, QUÉBEC, CANADA H2L 2R5

Proxy for Annual Meeting of Stockholders to be held on May 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints W. Leo Kiely III and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the annual meeting of stockholders to be held on May 17, 2006, or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of Class A Common Stock of Molson Coors Brewing Company, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on March 31, 2006, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND THE PROPOSAL LISTED ON THE REVERSE SIDE. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	MOLCB4 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOLSON COORS BREWING COMPANY

Vote on Directors

1.
Election of Directors

		For All	Withhold All	For All Except
Nominees:	(01) John E. Cleghorn (02) Charles M. Herington (03) David P. O'Brien	☐	☐	☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.

Please be sure to sign and date this Proxy.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTING INSTRUCTIONS FOR
holders of Class B Exchangeable Shares of Molson Coors Canada Inc.
or participants in certain Molson Coors retirement plans,
for the Annual Meeting of Stockholders of
 Molson Coors Brewing Company (the "Company")
to be held on May 17, 2006
(Must be received no later than May 12, 2006.)

If applicable, the individual(s) signing on the reverse side of this card, hereby instruct(s) and direct(s) the relevant trustee (as identified in the proxy statement) to vote or cause to be voted all the voting rights of the Company related to the shares or exchangeable shares held of record by the undersigned at the close of business on March 31, 2006, in accordance with the instructions noted hereon.

IF NO INSTRUCTION IS GIVEN AND YOU SIGN THE CARD, THE RESPECTIVE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE PURSUANT TO THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE PROVIDE YOUR INSTRUCTIONS, DATE AND SIGN THIS PROXY CARD AND RETURN PROMPTLY, OR VOTE BY INTERNET OR TELEPHONE AS DIRECTED ON THE REVERSE SIDE.

MOLSON COORS BREWING COMPANY

1225 l7TH STREET SUITE 3200 DENVER, COLORADO 80202	1555 NOTRE DAME STREET EAST MONTRÉAL, QUÉBEC, CANADA H2L 2R5

Proxy for Annual Meeting of Stockholders to be held on May 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints W. Leo Kiely III and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the annual meeting of stockholders to be held on May 17, 2006, or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of Class B Common Stock of Molson Coors Brewing Company, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on March 31, 2006, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS on May 17, 2006
PROXY STATEMENT
ELECTION OF DIRECTORS (Proposal No. 1)
RATIFY APPOINTMENT OF AUDITORS (Proposal No. 2)
BENEFICIAL OWNERSHIP
MANAGEMENT AND EXECUTIVE COMPENSATION
Benefits Accrued Through June 30, 2005
Benefits accrued through December 25, 2005
Benefits accrued through December 25, 2005
SUBMITTED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
Molson Coors Brewing Company Comparison of Five Year Cumulative Total Return
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS AND RELATIONSHIPS
STOCKHOLDER PROPOSALS AND NOMINATIONS
OTHER BUSINESS
  Appendix A